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                                                  EXHIBIT 10.14




                                 REVISED AND RESTATED
                           COORDINATION SERVICES AGREEMENT




                                  Between and Among
                                Georgia Power Company,
                           Oglethorpe Power Corporation and
                        Georgia System Operations Corporation




                               Dated September 10, 1997


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                                  TABLE OF CONTENTS


RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE I. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

RELATIONSHIP OF THE PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE II . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     (1) Actual Hourly Facility Generation . . . . . . . . . . . . . . . . . 3
     (2) Actual Hourly OPC Resources Utilization . . . . . . . . . . . . . . 4
     (3) Actual Hourly Resource Utilization. . . . . . . . . . . . . . . . . 4
     (4) Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     (5) Available Capability. . . . . . . . . . . . . . . . . . . . . . . . 4
     (6) Available Capability Schedule . . . . . . . . . . . . . . . . . . . 5
     (7) Block Power Sale Agreement or BPSA. . . . . . . . . . . . . . . . . 5
     (8) Block Resource. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     (9) Control Area Services . . . . . . . . . . . . . . . . . . . . . . . 5
     (10) Day. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     (11) Delivery Point . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     (12) Dynamic Scheduling or Dynamically Scheduled. . . . . . . . . . . . 6
     (13) Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     (14) Electric Membership Corporations or EMCs . . . . . . . . . . . . . 6
     (15) Energy Imbalance Service . . . . . . . . . . . . . . . . . . . . . 7
     (16) Federal Power Act. . . . . . . . . . . . . . . . . . . . . . . . . 7
     (17) FERC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     (18) Hour . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     (19) IIC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     (20) Interest Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     (21) ITS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     (22) Joint Committee. . . . . . . . . . . . . . . . . . . . . . . . . . 8
     (23) Joint-Owned Facility . . . . . . . . . . . . . . . . . . . . . . . 8
     (24) Joint Ownership Agreements . . . . . . . . . . . . . . . . . . . . 8
     (25) Level A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     (26) Level A to B-1 Loss Factors. . . . . . . . . . . . . . . . . . . .10
     (27) Level A to B-2 Loss Factors. . . . . . . . . . . . . . . . . . . .10
     (28) Level B-1. . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     (29) Level B-1 to B-2 Loss Factors. . . . . . . . . . . . . . . . . . .10
     (30) Level B-2. . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     (31) Level D. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     (32) Level D to B-1 Loss Factors. . . . . . . . . . . . . . . . . . . .11
     (33) Marginal Replacement Fuel Cost . . . . . . . . . . . . . . . . . .11
     (34) Maximum Utilization Level. . . . . . . . . . . . . . . . . . . . .11
     (35) Month. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     (36) Monthly CSA Administration Fee . . . . . . . . . . . . . . . . . .12
     (37) Monthly CSA Implementation Fee . . . . . . . . . . . . . . . . . .12


                                          i
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     (38) NERC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     (39) Non-Territorial Control Area Services. . . . . . . . . . . . . . .12
     (40) Nuclear Resource . . . . . . . . . . . . . . . . . . . . . . . . .12
     (41) OPC-Controllable-ITS Resource. . . . . . . . . . . . . . . . . . .13
     (42) OPC Non-Territorial Load . . . . . . . . . . . . . . . . . . . . .14
     (43) OPC Off-System Resource. . . . . . . . . . . . . . . . . . . . . .14
     (44) OPC Off-System Transaction . . . . . . . . . . . . . . . . . . . .14
     (45) OPC Operational Deficiency . . . . . . . . . . . . . . . . . . . .15
     (46) OPC Resource . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     (47) OPC Territorial Load . . . . . . . . . . . . . . . . . . . . . . .15
     (48) OPC Total Load Requirements. . . . . . . . . . . . . . . . . . . .16
     (49) Open Access Transmission Tariff of Southern Companies. . . . . . .16
     (50) Party. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     (51) Peaking Block Resource . . . . . . . . . . . . . . . . . . . . . .16
     (52) Prudent Utility Practice . . . . . . . . . . . . . . . . . . . . .16
     (53) Pseudo CT Resource . . . . . . . . . . . . . . . . . . . . . . . .17
     (54) Pseudo CT Resource Heat Rate . . . . . . . . . . . . . . . . . . .17
     (55) Pseudo Energy. . . . . . . . . . . . . . . . . . . . . . . . . . .17
     (56) Pseudo Energy Purchase . . . . . . . . . . . . . . . . . . . . . .18
     (57) Pseudo Energy Sale . . . . . . . . . . . . . . . . . . . . . . . .18
     (58) Pseudo Schedule[ing] and Dispatch. . . . . . . . . . . . . . . . .18
     (59) Quarter Hour . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     (60) Real-Time. . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     (61) Revised ITSA . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     (62) SEPA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     (63) SEPA Resource. . . . . . . . . . . . . . . . . . . . . . . . . . .19
     (64) SERC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
     (65) Southern Companies . . . . . . . . . . . . . . . . . . . . . . . .19
     (66) Southern Control Area. . . . . . . . . . . . . . . . . . . . . . .19
     (67) Southern Dispatch. . . . . . . . . . . . . . . . . . . . . . . . .19
     (68) Southern Sub-Region. . . . . . . . . . . . . . . . . . . . . . . .20
     (69) Steam Block Resource . . . . . . . . . . . . . . . . . . . . . . .20
     (70) System Marginal Cost . . . . . . . . . . . . . . . . . . . . . . .20
     (71) Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
     (72) Territorial Control Area Services. . . . . . . . . . . . . . . . .20
     (73) Territorial Marginal Cost. . . . . . . . . . . . . . . . . . . . .20
     (74) Umbrella Agreement . . . . . . . . . . . . . . . . . . . . . . . .21
     (75) Utilization. . . . . . . . . . . . . . . . . . . . . . . . . . . .21
     (76) Week . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
     (77) Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

ARTICLE III. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

OPERATING OBLIGATIONS OF THE PARTIES . . . . . . . . . . . . . . . . . . . .22
     3.1 Basic Operation and Maintenance Obligations.. . . . . . . . . . . .22
     3.2 Obligations Under Future Standards. . . . . . . . . . . . . . . . .22
     3.3 System Security and Integrity.. . . . . . . . . . . . . . . . . . .27
     3.4 Supply Deficiencies.. . . . . . . . . . . . . . . . . . . . . . . .27
     3.5 Power Flows.. . . . . . . . . . . . . . . . . . . . . . . . . . . .28
     3.6 Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29

                                          ii

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ARTICLE IV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29

OPC-CONTROLLABLE-ITS RESOURCES . . . . . . . . . . . . . . . . . . . . . . .29
     4.1 Energy Utilization. . . . . . . . . . . . . . . . . . . . . . . . .29
     4.2 Transmission Responsibility.. . . . . . . . . . . . . . . . . . . .29

ARTICLE V. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30

BLOCK RESOURCES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
     5.1 Dispatch. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
     5.2 Changes in Schedules. . . . . . . . . . . . . . . . . . . . . . . .30
     5.3 Energy Utilization. . . . . . . . . . . . . . . . . . . . . . . . .30
     5.4 Emergency Decommitment. . . . . . . . . . . . . . . . . . . . . . .30
     5.5 Operability of Article. . . . . . . . . . . . . . . . . . . . . . .31

ARTICLE VI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

SEPA RESOURCES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
     6.1 Dispatch. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
     6.2 Energy Utilization. . . . . . . . . . . . . . . . . . . . . . . . .31
     6.3 Operability of Article. . . . . . . . . . . . . . . . . . . . . . .31

ARTICLE VII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32

NUCLEAR RESOURCES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
     7.1 Delivery of and Payment for Energy. . . . . . . . . . . . . . . . .32
     7.2 Energy Utilization. . . . . . . . . . . . . . . . . . . . . . . . .32
     7.3 Informational Available Capability and Energy Schedules.. . . . . .32

ARTICLE VIII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33

OPC OFF-SYSTEM TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . .33
     8.1 Coordinate with Georgia Power.. . . . . . . . . . . . . . . . . . .33
     8.2 Minimum Scheduling Notice.. . . . . . . . . . . . . . . . . . . . .33
     8.3 Energy Utilization. . . . . . . . . . . . . . . . . . . . . . . . .34
     8.4 Load Responsibility.. . . . . . . . . . . . . . . . . . . . . . . .34
     8.5 Oglethorpe Power's Information Obligations. . . . . . . . . . . . .34
     8.6 Transmission Responsibility.. . . . . . . . . . . . . . . . . . . .35
     8.7 Indemnification.. . . . . . . . . . . . . . . . . . . . . . . . . .35

                                         iii


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ARTICLE IX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35

MUTUAL BUY/SELL TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . .35

ARTICLE X. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

PSEUDO CT RESOURCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36
     10.1 Available Capability Schedule. . . . . . . . . . . . . . . . . . .36
     10.2 Changes to Available Capability Schedule.. . . . . . . . . . . . .36
     10.3 Hourly Utilization Schedule. . . . . . . . . . . . . . . . . . . .37
     10.4 Changes to Utilization Schedule. . . . . . . . . . . . . . . . . .37
     10.5 Pseudo CT Resource Test Energy.. . . . . . . . . . . . . . . . . .38
     10.6 Pricing of Pseudo Energy Sales and Purchases.. . . . . . . . . . .39

ARTICLE XI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40

TERRITORIAL CONTROL AREA SERVICES. . . . . . . . . . . . . . . . . . . . . .40
     11.1 Availability.. . . . . . . . . . . . . . . . . . . . . . . . . . .40
     11.2 Scheduling, System Control and Dispatch Service. . . . . . . . . .41
     11.3 Reactive Supply and Voltage Control From Generation Sources
               Service.. . . . . . . . . . . . . . . . . . . . . . . . . . .42
     11.4 Regulation and Frequency Response Service. . . . . . . . . . . . .43
     11.5 Operating Reserve - Spinning Reserve Service.. . . . . . . . . . .46
     11.6 Operating Reserve - Supplemental Reserve Service.. . . . . . . . .50
     11.7 Short-Term Purchase Of Territorial Control Area Services.. . . . .54

ARTICLE XII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56

ENERGY IMBALANCE SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . .56
     12.1 Energy Imbalance.. . . . . . . . . . . . . . . . . . . . . . . . .56
     12.2 Inadvertent Energy Bandwidth.. . . . . . . . . . . . . . . . . . .56
     12.3 Back-Up Capacity Charge. . . . . . . . . . . . . . . . . . . . . .57
     12.4 Commitment Cost. . . . . . . . . . . . . . . . . . . . . . . . . .57
     12.5 Credit for Hourly Surplus Energy.. . . . . . . . . . . . . . . . .58
     12.6 Payment for Hourly Deficit Energy. . . . . . . . . . . . . . . . .59

ARTICLE XIII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .59

OPERATIONAL DEFICIENCY . . . . . . . . . . . . . . . . . . . . . . . . . . .59
     13.1 Operational Responsibility.. . . . . . . . . . . . . . . . . . . .59
     13.2 Oglethorpe Power's Real-Time Information Obligations.. . . . . . .59
     13.3 Determination of OPC Operational Deficiency. . . . . . . . . . . .61
     13.4 Corrective Action to Eliminate an OPC Operational
               Deficiency. . . . . . . . . . . . . . . . . . . . . . . . . .61
     13.5 No Liability; Indemnity. . . . . . . . . . . . . . . . . . . . . .62

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ARTICLE XIV. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .63

NON-TERRITORIAL CONTROL AREA SERVICES. . . . . . . . . . . . . . . . . . . .63
     14.1 Load Within Southern Control Area. . . . . . . . . . . . . . . . .63
     14.2 Other Loads. . . . . . . . . . . . . . . . . . . . . . . . . . . .64

ARTICLE XV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .65

CONFIDENTIALITY OF DATA. . . . . . . . . . . . . . . . . . . . . . . . . . .65
     15.1 Information Obligations; Confidentiality of Data.. . . . . . . . .65
     15.2 Information Related To Supply Deficiencies.. . . . . . . . . . . .66
     15.3 Information Related To Block and CT Resources. . . . . . . . . . .67
     15.4 Information Related To Off-System Transactions.. . . . . . . . . .67
     15.5 Information Related To Territorial Control Area
               Services/Energy Imbalance Service.. . . . . . . . . . . . . .67
     15.6 Information Related To Real-Time and Revenue Meter Data. . . . . .69
     15.7 Information Related To Non-Territorial Control Area
               Services. . . . . . . . . . . . . . . . . . . . . . . . . . .71

ARTICLE XVI. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .71

IMPLEMENTATION AND ADMINISTRATION FEES . . . . . . . . . . . . . . . . . . .71
     16.1 CSA Implementation Fee.. . . . . . . . . . . . . . . . . . . . . .71
     16.2 CSA Administration Fee.. . . . . . . . . . . . . . . . . . . . . .72

ARTICLE XVII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .72

BILLING AND COLLECTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .72
     17.1 Billing and Payment. . . . . . . . . . . . . . . . . . . . . . . .72
     17.2 Billing Disputes and Final Accounting. . . . . . . . . . . . . . .74
     17.3 Availability of Records. . . . . . . . . . . . . . . . . . . . . .77
     17.4 Failure to Make Payments.. . . . . . . . . . . . . . . . . . . . .77

ARTICLE XVIII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .78

TERM OF AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .78
     18.1 Term.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .78
     18.2 Extension of the Term. . . . . . . . . . . . . . . . . . . . . . .79
     18.3 FERC Changes; Rights to Terminate. . . . . . . . . . . . . . . . .82

ARTICLE XIX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .84

MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . .84
     19.1 Approvals. . . . . . . . . . . . . . . . . . . . . . . . . . . . .84
     19.2 Assignment.. . . . . . . . . . . . . . . . . . . . . . . . . . . .84

     19.3 Georgia Power's Agent. . . . . . . . . . . . . . . . . . . . . . .86
     19.4 Cooperation. . . . . . . . . . . . . . . . . . . . . . . . . . . .86
     19.5 No Partnership.. . . . . . . . . . . . . . . . . . . . . . . . . .86
     19.6 Successors and Assigns.. . . . . . . . . . . . . . . . . . . . . .87
     19.7 No Third Party Benefit.. . . . . . . . . . . . . . . . . . . . . .87
     19.8 No Consequential Damages.. . . . . . . . . . . . . . . . . . . . .87
     19.9 No Affiliate Liability.. . . . . . . . . . . . . . . . . . . . . .87
     19.10 Disclaimers of Warranty.. . . . . . . . . . . . . . . . . . . . .88
     19.11 Supply Constancy. . . . . . . . . . . . . . . . . . . . . . . . .89
     19.12 Time of Essence; No Waiver. . . . . . . . . . . . . . . . . . . .89
     19.13 Amendments. . . . . . . . . . . . . . . . . . . . . . . . . . . .89
     19.14 Superseding Effect. . . . . . . . . . . . . . . . . . . . . . . .90
     19.15 Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .90
     19.16 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . .91
     19.17 Article and Section Headings. . . . . . . . . . . . . . . . . . .91
     19.18 Including.. . . . . . . . . . . . . . . . . . . . . . . . . . . .91
     19.19 Governing Law.. . . . . . . . . . . . . . . . . . . . . . . . . .91
     19.20 Section 206 Rights. . . . . . . . . . . . . . . . . . . . . . . .91

                                   List of Exhibits



                                      Exhibit A
                                    Member Systems
                             Oglethorpe Power Corporation
                           Georgia Transmission Corporation
                        Georgia System Operations Corporation


                                      Exhibit B
                                 Commitment Cost Rate


                                      Exhibit C
                           Regulation Energy Variance Rates


                                      Exhibit D
                  Regulation and Spinning Reserve Requirements Rates


                                      Exhibit E
                       Supplemental Reserve Requirements Rates


                                      Exhibit F
                        Short Term Control Area Services Rates

                              REVISED AND RESTATED
                        COORDINATION SERVICES AGREEMENT

          This REVISED AND RESTATED COORDINATION SERVICES AGREEMENT (the "Agreement") is entered into as of this 10th day of September, 1997, between and among GEORGIA POWER COMPANY, a corporation organized and existing under the laws of the State of Georgia ("Georgia Power"), OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), organized and existing under the laws of the state of Georgia ("Oglethorpe Power" or "OPC"), and GEORGIA SYSTEM OPERATIONS CORPORATION, a non-profit corporation organized and existing under the laws of the state of Georgia ("GSOC").

                                    RECITALS

          WHEREAS, Georgia Power currently provides certain control area services, scheduling services and other services to Oglethorpe Power pursuant to that certain Coordination Services Agreement ("CSA") dated November 12, 1990; and provides a fixed quantity of capacity to Oglethorpe Power pursuant to that certain Block Power Sale Agreement ("BPSA") dated November 12, 1990, both of which are presently on file with the Federal Energy Regulatory Commission ("FERC");

          WHEREAS, Oglethorpe Power has implemented a restructuring plan whereby the prior operations of Oglethorpe Power have been divided into three specialized companies: a generation company (which retains the name of Oglethorpe Power or OPC), a transmission company, Georgia Transmission Corporation ("GTC"), and a system operating company, GSOC, which provides system operations functions for the generation and transmission resources of Oglethorpe Power, the Georgia Transmission Corporation and the members of Oglethorpe Power;

          WHEREAS, Georgia Power, Oglethorpe Power and GSOC have entered into a "Memorandum of Understanding For a Revised and Restated Coordination Services Agreement" dated March 6, 1997, which reflects the Parties' desire to establish a new service relationship that comports with and accommodates Oglethorpe Power's restructuring plan by, among other things, (1) revising the provisions of the CSA relating to the scheduling of resources and the provision of control area services and (2) recognizing the relationship among Oglethorpe Power, GTC, GSOC and Georgia Power as regards the services provided under this Agreement;

          WHEREAS, Georgia Power, Oglethorpe Power and GSOC desire to implement their new service relationship by entering into this Agreement, which, upon its effectiveness, shall supersede the CSA in its entirety.

          NOW, THEREFORE, for and in consideration of the premises and the mutual undertakings herein contained and for other good and valuable consideration, the terms and sufficiency of which are hereby acknowledged, Georgia Power, Oglethorpe Power and GSOC hereby agree as follows:

                                     ARTICLE I

                            RELATIONSHIP OF THE PARTIES

     (a) The Parties agree that all actions undertaken or representations made by GSOC or any of its Affiliates in connection with or related to this Agreement shall be as agent for Oglethorpe Power, and that Oglethorpe Power, as principal, shall be fully liable for any acts, failures to act, representations or omissions of GSOC or any of its Affiliates which in any way harm Georgia Power or Georgia Power's Affiliates. Any references in this Agreement to (i) facilities owned or controlled by Oglethorpe Power, (ii) transactions undertaken by Oglethorpe Power, (iii) the performance of

Oglethorpe Power, or (iv) loads of Oglethorpe Power shall include, as appropriate, the facilities, transactions, performance and/or loads of one or more of GTC, GSOC or the EMCs.

     (b) The Parties agree that all actions undertaken or representations made by Southern Company Services, Inc. ("SCS") or any of its Affiliates in connection with or related to this Agreement shall be as agent for Georgia Power, and that Georgia Power, as principal, shall be fully liable for any acts, failures to act, representations or omissions of SCS or any of its Affiliates which in any way harm Oglethorpe Power or Oglethorpe Power's Affiliates.

                                     ARTICLE II
                                    DEFINITIONS

     In addition to the initially capitalized terms and phrases defined in the preamble of this Agreement, the following initially capitalized terms and phrases as and when used in this Agreement shall have the respective meanings set forth below.

     (1) "Actual Hourly Facility Generation" - means the amount of energy, in megawatt hours (MWH), net of station service energy, which is actually generated during any one Hour by the generation facility associated with the Pseudo CT Resource and delivered to Level B-1, as adjusted for losses using Level A to B-1 Loss Factors, as appropriate. During periods in which the amount determined pursuant to the previous sentence is negative, the Actual Hourly Facility Generation associated with such Pseudo CT Resource shall nevertheless be deemed to be zero megawatt hours (MWH).

     (2) "Actual Hourly OPC Resources Utilization" - for a given Hour of the Term, means the sum, in megawatt hours (MWH), of the Actual Hourly Resource Utilization during such Hour of each of the OPC Resources.

     (3) "Actual Hourly Resource Utilization" - of a given OPC Resource during a given Hour of the Term, means the amount of energy, in megawatt-hours (MWH), that Oglethorpe Power is deemed to have utilized during such Hour from such OPC Resource, as such amount of energy is determined pursuant to Articles IV, V, VI, VII, VIII and X and adjusted for losses to Level B-1 as appropriate.

     (4) "Affiliate" - of any specified corporation, means any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified corporation. For purposes of this definition, "control" when used with respect to any entity means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. "Affiliates"
          - of any specified corporation means, collectively, more than one (1) Affiliate of the specified corporation. For purposes of this Agreement, Oglethorpe Power, GSOC, GTC and the EMCs (and any successors thereto) shall be deemed Affiliates.

     (5) "Available Capability" - means the level of maximum possible output at that time associated with a resource that is not unavailable due to outages or deratings (as defined by NERC), or transmission constraints (as defined by NERC).

     (6) "Available Capability Schedule" - means the list of hourly Pseudo CT Resource Available Capability provided to Oglethorpe Power by Georgia Power pursuant to Article X of this Agreement.

     (7) "Block Power Sale Agreement" or "BPSA" - means that certain Block Power Sale Agreement between Georgia Power and Oglethorpe Power dated as of November 12, 1990.

     (8) "Block Resource" - means the generation capability associated with any one (1) of the Component Blocks, as defined in the BPSA. "Block Resources" - means, collectively, more than one Block Resource.

     (9) "Control Area Services" - means those services which are necessary (a) to effectuate energy deliveries under this Agreement and (b) to maintain the integrity of the ITS and the Southern Control Area pursuant to this Agreement. Control Area Services shall include the following for purposes of this Agreement:

          a.   Scheduling, System Control and Dispatch Service

          b.   Reactive Supply and Voltage Control From Generation Sources
               Service

          c.   Regulation and Frequency Response Service

          d.   Operating Reserve - Spinning Reserve Service

          e.   Operating Reserve - Supplemental Reserve Service.

     (10) "Day" - means a calendar day, commencing at one (1) minute prior to 12:01 a.m. (Birmingham, Alabama prevailing time) of each such calendar day and ending at one (1) minute after 11:59 p.m. (Birmingham, Alabama prevailing time) of such calendar day.

     (11) "Delivery Point" - means any point on Oglethorpe Power's system at which Oglethorpe Power takes energy off of the ITS, directly or indirectly, as contemplated by virtue of Oglethorpe Power's and its Affiliates' ownership of a portion of the ITS pursuant to the provisions of the Revised ITSA. "Delivery Points" - means, collectively, more than one (1) Delivery Point.

     (12) "Dynamic Scheduling" or "Dynamically Scheduled" - with respect to this Agreement, means that Oglethorpe Power has the contractual right to provide a Dynamic Schedule (as defined by NERC's "Terms Used in the Policies") for an OPC-Controllable-ITS Resource or an OPC Non-Territorial Load, where (i) such resource or load is physically located in a control area immediately adjacent to the ITS, or (ii) such resource is located within the ITS but is operated by a person or entity engaged in the selling of wholesale power to persons or entities other than Oglethorpe Power; provided, however, that such Dynamic Scheduling must be performed in accordance with appropriate industry standards and procedures and Oglethorpe Power must pay all reasonable costs associated with such Dynamic Scheduling.

     (13) "Effective Date" - has the meaning given in Section 18.1 of this Agreement.

     (14) "Electric Membership Corporations" or "EMCs" - means any one or more of those electric membership corporations, identified in Exhibit "A" attached hereto and incorporated herein by this reference (for so long as and to the extent that such EMC or its successor remains a member of Oglethorpe Power); "Electric Membership Corporation" or "EMC" - means any one of the Electric Membership Corporations.

     (15) "Energy Imbalance Service" - means the service rendered to Oglethorpe Power by Georgia Power which matches Actual Hourly OPC Resources Utilization and OPC Total Load Requirements on an hourly basis and provides any necessary back-up power to Oglethorpe Power to maintain such balance. Energy Imbalance Service shall incorporate a Back-Up Capacity Charge, (Section 12.3), a Commitment Cost (Section 12.4), a Credit for Hourly Surplus Energy (Section 12.5), and a Payment for Hourly Deficit Energy (Section 12.6).

     (16) "Federal Power Act" - means the Federal Power Act, 16 U.S.C.A Sections 791a-828c (West 1985 & Supp. 1990), as the same may hereafter be amended from time to time.

     (17) "FERC" - means the Federal Energy Regulatory Commission or any governmental authority succeeding to the powers and functions thereof under the Federal Power Act.

     (18) "Hour" - means one (1) of the twenty-four (24) clock hours of a Day. "Hourly" - has a meaning correlative to that of Hour.

     (19) "IIC" - means that certain document, The Southern Company System Intercompany Interchange Contract dated October 31, 1988, among Georgia Power and certain of its Affiliates, accepted in FERC Docket No. ER89-48-000, as the same has been and may hereafter be amended, or any successor contract among Georgia Power and its Affiliates for coordinated operations.

     (20) "Interest Rate" - means the rate per annum equal to the lesser of:

          (i) the highest interest rate allowed by law, in accordance with O.C.G.A. Section 7-4-2(a)(1) (Supp. 1989); or

          (ii) two (2) percent plus the prime rate, as stated in the Wall Street Journal on the date payment is due.

     (21) "ITS" - means the "Integrated Transmission System" as such term is defined in the Revised ITSA.

     (22) "Joint Committee" - means the Joint Committee for Planning and Operations established under that certain Joint Committee Agreement among Georgia Power, Oglethorpe Electric Membership Corporation (Oglethorpe Power's predecessor) and certain other entities, dated as of August 27, 1976, as amended.

     (23) "Joint-Owned Facility" - means any one (1) of the following generation facilities, each of which is jointly owned by Oglethorpe Power, Georgia Power and in some cases certain other entities pursuant to the respective Joint Ownership Agreements associated therewith: Plant Robert W. Scherer Unit No. 1, Plant Robert W. Scherer Unit No. 2, Plant Hal Wansley Unit No. 1, Plant Hal Wansley Unit No. 2, Plant Hal Wansley Unit No. 5A (combustion turbine), Rocky Mountain Pumped Storage Hydroelectric Generation Facility ("Rocky Mountain"), Edwin I. Hatch Nuclear Plant Unit No. 1, Edwin I. Hatch Nuclear Plant Unit No. 2, Plant Alvin W. Vogtle Unit No. 1 and Plant Alvin W. Vogtle Unit No.
          2. "Joint-Owned Facilities" - means, collectively, more than one (1) Joint-Owned Facility.

     (24) "Joint Ownership Agreements" - associated with a given Joint-Owned Facility, means the following contracts, as they may be amended from time to time:

          (i) in the case of the Rocky Mountain Pumped Storage Hydroelectric Generation Facility, that certain Rocky Mountain Pumped Storage Hydroelectric Project Ownership Participation Agreement dated as of November 18, 1988; that certain Rocky Mountain Pumped Storage Hydroelectric Project Operating Agreement dated as of
               November 18, 1988; and that certain Rocky Mountain Pumped Storage Hydroelectric Plant Coordination Procedures Agreement dated as of May 31, 1995;

          (ii) in the case of the Nuclear Resource associated with Edwin I. Hatch Nuclear Plant Unit Nos. 1 and 2, that certain Edwin I. Hatch Nuclear Plant Purchase and Ownership Participation Agreement dated as of January 6, 1975 and that certain Edwin
               I. Hatch Nuclear Plant Operating Agreement dated as of January 6, 1975;

         (iii) in the case of the Nuclear Resource associated with Plant Alvin W. Vogtle Unit Nos. 1 and 2, that Plant Alvin W. Vogtle Unit Numbers 1 and 2 Purchase and Ownership Participation Agreement dated as of August 27, 1976 and that certain Plant Alvin W. Vogtle Unit Numbers 1 and 2 Operating Agreement dated as of August 27, 1976;

          (iv) in the case of Plant Robert W. Scherer Unit Nos.1 and 2, that certain Plant Robert W. Scherer Units Number 1 and 2 Purchase and Ownership Participation Agreement dated as of May 15, 1980 and that certain Plant Robert W. Scherer Units Number 1 and 2 Operating Agreement dated as of May 15, 1980;

          (v) in the case of Plant Hal Wansley Unit Nos. 1 and 2, that certain Plant Hal Wansley Purchase and Ownership Participation Agreement dated as of March 26, 1976 and that certain Plant Hal Wansley Operating Agreement dated as of March 26, 1976; and

        (vi) in the case of Plant Hal Wansley Unit No. 5A (and the associated Pseudo CT Resource), that certain Plant Hal Wansley Combustion Turbine Agreement dated as of August 2, 1982, as amended by that certain letter from A.W.

               Dahlberg of Georgia Power to David M. Holmes of Oglethorpe Power dated October 20, 1982.

     (25) "Level A - means the generator voltage side of each step-up or station service transformer of each generation facility of Georgia Power or other entity that supplies power directly into the ITS.

     (26) "Level A to B-1 Loss Factors" - means factors intended to reflect energy loss from Level A to Level B-1 for generation, as adopted by the Joint Committee.

     (27) "Level A to B-2 Loss Factors" - means factors intended to reflect energy loss from Level A to Level B-2 for station service, as adopted by the Joint Committee.

     (28) "Level B-1" - means the transmission voltage side of each step-up transformer of each generation facility of Georgia Power or other entity that supplies power directly into the ITS, or any points of interconnection where power flows into the ITS.

     (29) "Level B-1 to B-2 Loss Factors" - means factors intended to reflect energy loss from Level B-1 to Level B-2, as adopted by the Joint Committee.

     (30) "Level B-2" - means the transmission facilities included in the ITS which operate at 115 kV or above or any points of interconnection where power flows out of the ITS, including, but not limited to, station service.

     (31) "Level D" - means the distribution voltage side of the meter points where power flows out of the ITS.

     (32) "Level D to B-1 Loss Factors" - means factors intended to reflect energy loss from Level D to Level B-1, as adopted by the Joint Committee.

     (33) "Marginal Replacement Fuel Cost" - means the fuel cost, in dollars per millions of British Thermal Units (MMBTU), including the value of SO2 allowances, for the

          Pseudo CT Resource, as determined in accordance with the IIC marginal fuel cost procedures filed with FERC (as such procedures may be amended from time to time), which is used for Southern Dispatch. Georgia Power shall use reasonable best efforts to make available to Oglethorpe Power the Marginal Replacement Fuel Cost on or before three
          (3) Days prior to the Day on which such cost will take effect.

     (34) "Maximum Utilization Level" - means the maximum level of allowed resource Utilization of the Pseudo CT Resource by Oglethorpe Power during an Hour, as reasonably determined by Georgia Power in accordance with Prudent Utility Practice, which shall represent as closely as possible the actual maximum operating limitation on the generation facility associated with such Pseudo CT Resource at that time.

     (35) "Month" - means a calendar month, commencing at one (1) minute prior to 12:01 a.m. (Birmingham, Alabama prevailing time) on one of January 1, February 1, March 1, April 1, May 1, June 1, July 1, August 1, September 1, October 1, November 1 or December 1 and ending at one
          (1) minute after 11:59 p.m. (Birmingham, Alabama prevailing time) of the succeeding January 31, February 28 or 29, March 31, April 30, May 31, June 30, July 31, August 31, September 30, October 31, November 30 or December 31. "Monthly" - has a meaning correlative to that of Month.

     (36) "Monthly CSA Administration Fee" - for a given Month of the Term, means the fee, in dollars per Month ($/Mo), equal to the summation of all costs incurred by Georgia Power or its agent during the previous Month which are reimbursable by Oglethorpe Power under Section 16.2.

     (37) "Monthly CSA Implementation Fee" - for a given Month of the Term, means the fee, in dollars per Month ($/Mo), equal to the summation of all costs incurred by Georgia Power or its agent during the previous Month which are reimbursable by Oglethorpe Power under Section 16.1.

     (38) "NERC" - means the North American Electric Reliability Council, including the regional organization(s) to which the Parties belong, and any successor organization.

     (39) "Non-Territorial Control Area Services" - means Control Area Services associated with OPC Non-Territorial Load, as determined pursuant to
          Article XIV.

     (40) "Nuclear Resource" - means the generation capability associated with Oglethorpe Power's ownership in any one (1) of the following Joint-Owned Facilities: Edwin I. Hatch Nuclear Plant Unit No. 1, Edwin I. Hatch Nuclear Plant Unit No. 2, Plant Alvin W. Vogtle Unit No. 1 and Plant Alvin W. Vogtle Unit No. 2. "Nuclear Resources" - means, collectively, more than one (1) Nuclear Resource.

     (41) "OPC-Controllable-ITS Resource" - from time to time during the Term, means the generation capability associated with Oglethorpe Power's or the EMCs' entitlement to any generation facility or other resource that has all of the following characteristics at such time:

          (i) Oglethorpe Power's or the EMCs' entitlement to the generation facility or other resource is not being operated in Southern Dispatch;

          (ii) the generation facility or other resource (a) is directly connected to the ITS or is Dynamically Scheduled, or (b) is connected to a distribution system which is directly connected to the ITS; provided, however, that such facility(ies) has a capability of one (1) megawatt or greater through a single meter; and provided further that the Delivery Point meter readings for such distribution system are adjusted to add back any energy produced by such facility(ies), if appropriate, and that all such Actual Hourly Resource Utilization and Available Capability values are adjusted by appropriate distribution loss factors prior to adjustment by the loss factors defined in this Agreement;

         (iii) the generation facility or other resource is within the Southern Control Area; and

          (iv) the generation facility or other resource is not associated with one of the following types of OPC Resources: a Block Resource, a SEPA Resource, a Nuclear Resource, an OPC Off-System Resource or the Pseudo CT Resource.

               "OPC-Controllable-ITS Resources" - means, collectively, more than one (1) OPC-Controllable-ITS Resource.

     (42) "OPC Non-Territorial Load" - means the hourly sum of Oglethorpe Power's and the EMCs' sales to another person or entity, excluding OPC Territorial Load, adjusted for losses using Level B-1 to B-2 Loss Factors or Level D to B-1 Loss Factors, as appropriate.

     (43) "OPC Off-System Resource" - means any OPC Off-System Transaction associated with the purchase of energy by Oglethorpe Power or the EMCs. "OPC Off-System Resources" - means, collectively, more than one
          (1) OPC Off-System Resource.

     (44) "OPC Off-System Transaction" - means (a) any sales transaction, which serves OPC Non-Territorial Load, between Oglethorpe Power or its Affiliate and another person or entity, where such other person or entity (i) is engaged in the selling of wholesale power, (ii) is not directly connected to the ITS, or (iii) is outside the Southern Control Area; provided, however, that any sale that is Dynamically Scheduled from a single OPC Resource or any sale that is Dynamically Scheduled to serve the load of an entity which is not engaged in selling wholesale power shall not be an OPC Off-System Transaction; (b) any purchase transaction between Oglethorpe Power or its Affiliate and another person or entity, where such other person or entity (i) is engaged in the selling of wholesale power to person(s) or entity(ies) other than Oglethorpe Power, (ii) is not directly connected to the ITS, or (iii) is outside the Southern Control Area; provided, however, that any purchase that is Dynamically Scheduled from a single generation facility shall not be an OPC Off-System Transaction; or (c) any transaction by which GTC provides or causes or allows to be provided transmission service into, out of or across the ITS. "OPC Off-System Transactions" means, collectively, more than one
          (1) OPC Off-System Transaction.   All OPC Off-System Transactions
          shall be adjusted for losses using Level A to B-1 Loss Factors and/or Level B-1 to B-2 Loss factors, as appropriate.

     (45) "OPC Operational Deficiency" - from time to time during the Term, means the negative amount, if any, computed by Georgia Power pursuant to and in accordance with Section 13.3.

     (46) "OPC Resource" - means any one (1) of the following resources: the OPC-Controllable-ITS Resources, the Block Resources, the SEPA Resources, the Nuclear Resources, the OPC Off-System Resources and the Pseudo CT Resource. "OPC Resources" - means, collectively, more than one (1) OPC Resource.

     (47) "OPC Territorial Load" - means the hourly sum of the Delivery Point loads associated with the retail loads of each EMC of Oglethorpe Power (for so long as and to the extent that such EMC or its successor remains a member of Oglethorpe Power), adjusted for losses using Level D to B-1 Loss Factors, as appropriate; any requirements associated with any (company-use) facilities directly served by Oglethorpe Power, adjusted for losses using Level D to B-1 Loss Factors, as appropriate; any net station service requirement associated with an OPC Resource, adjusted for losses using Level A to B-2 Loss Factors and Level B-1 to B-2 Loss Factors, as appropriate; and any pumping or motoring energy associated with Oglethorpe Power's ownership interest in Rocky Mountain, adjusted for losses using Level A to B-2 Loss Factors and Level B-1 to B-2 Loss Factors, as appropriate.

     (48) "OPC Total Load Requirements" - means the sum of OPC Territorial Load and OPC Non-Territorial Load.

     (49) "Open Access Transmission Tariff of Southern Companies" - means the Open Access Transmission Tariff filed with the FERC by Southern Companies in Docket No. OA96-27-000, as accepted by the FERC and as revised or amended from time to time at the direction of or under the authority of the FERC. To the extent Oglethorpe Power is subject to rates under the Open Access Transmission Tariff of Southern Companies pursuant to the terms of this Agreement, such rates shall be subject to adjustment (refund with interest, or surcharge with interest) consistent with any changes to such rates required by final FERC order in Docket No. OA96-27-000 or any subsequent rate proceeding under the Federal Power Act.

     (50) "Party" - means Georgia Power, Oglethorpe Power or GSOC. "Parties" means any two or more of Georgia Power, Oglethorpe Power and GSOC.

     (51) "Peaking Block Resource" - means the generation capability associated with any one (1) of the "Component Peaking Blocks" (as such term is defined in the Block Power Sale Agreement). "Peaking Block Resources"
          - means, collectively, more than one (1) Peaking Block Resource. Each Peaking Block Resource is a Block Resource.

     (52) "Prudent Utility Practice" - means, at a particular time, any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry prior to such time, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired results at the lowest reasonable cost consistent with good business practices, reliability, safety and expedition. Prudent Utility Practice is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts expected to accomplish the desired results, having due regard for, among other things, manufacturers' warranties and the requirements of governmental authorities of competent jurisdiction and the requirements of this Agreement.

     (53) "Pseudo CT Resource" - means the generation capability associated with Oglethorpe Power's ownership in the following Joint-Owned Facility:
          Plant Hal Wansley Unit No. 5A (combustion turbine).

     (54) "Pseudo CT Resource Heat Rate" - means the value shown for station economy (expressed in MMBTU/MWH) for Wansley Unit No. 5A, as shown on the then-current IIC Informational Schedule No. 2 or successor thereto, adjusted for losses using the appropriate Level A to B-1 Loss Factor.

     (55) "Pseudo Energy" - means the integrated hourly difference between (i) the Actual Hourly Resource Utilization of the Pseudo CT Resource in megawatt hours (MWH), less (ii) the Actual Hourly Facility Generation allocated to Oglethorpe Power from the Pseudo CT Resource in megawatt hours (MWH), as determined under the Joint Ownership Agreement governing the Pseudo CT Resource.

     (56) "Pseudo Energy Purchase" - means, if the Pseudo Energy is negative in an Hour, Georgia Power shall be deemed to have made an energy purchase from Oglethorpe Power equal to the absolute value of the amount of such Pseudo Energy, which purchase shall be subject to the provisions of Section 10.6.

     (57) "Pseudo Energy Sale" - means, if the Pseudo Energy is positive in an Hour, Georgia Power shall be deemed to have made an energy sale to Oglethorpe Power equal to the amount of such Pseudo Energy, which sale shall be subject to the provisions of Section 10.6.

     (58) "Pseudo Schedule[ing] and Dispatch" - means the hourly scheduling and dispatch of the Pseudo CT Resource by Oglethorpe Power by and through Georgia Power in accordance with Article X.

     (59) "Quarter Hour" - means any one of the 15 minute increments starting on each Hour, at 15 minutes past each Hour, at 30 minutes past each Hour, and at 45 minutes past each Hour.

     (60) "Real-Time" - when used as an adjective or adverb, means on as near an instantaneous basis as possible.

     (61) "Revised ITSA" - means that certain Revised and Restated Integrated Transmission System Agreement between Georgia Power and Oglethorpe Power dated as of November 12, 1990, and each of the similar agreements between Georgia Power and the Municipal Electric Authority of Georgia and between Georgia Power and the City of Dalton, Georgia, as amended.

     (62) "SEPA" - means the Southeastern Power Administration.

     (63) "SEPA Resource" - from time to time during the Term, means the generation capability associated with Oglethorpe Power's and the EMCs' entitlement to the output of the hydroelectric generation facilities that make up any one (1) SEPA project. "SEPA Resources" - means, collectively, more than one (1) SEPA Resource (or if Oglethorpe Power is scheduling with SEPA as a single resource, pursuant to Section 6.1, at a given time during the Term, then at such time it means that one
          (1) OPC Resource).

     (64) "SERC" - means the Southeastern Electric Reliability Council, a regional organization within NERC.

     (65) "Southern Companies" - means, collectively, the operating company affiliates of Southern Company, including Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, and Savannah Electric and Power Company.

     (66) "Southern Control Area" - means the electric service area encompassed by the tie lines, including, but not limited to, the pseudo tie lines (as defined by NERC's "Terms Used in the Policies"), between the Southern Companies and other utilities.

     (67) "Southern Dispatch" - means the ability of Southern Company Services, Inc. (or other Affiliate of Georgia Power) to schedule and control, directly or indirectly, manually or automatically, the output of a generation facility in the Southern Control Area in order to increase or decrease the electricity delivered from such generation facility into the electric system with which it is interconnected.

     (68) "Southern Sub-Region" - means the sub-region of the Southeastern Electric Reliability Council, including the Southern Control Area, the control area of the Alabama Electric Cooperative, Inc., the control area of South Mississippi Electric Power Association, and the control areas of SEPA.

     (69) "Steam Block Resource" - means the generation capability associated with any one (1) of the "Component Steam Blocks" (as such term is defined in the Block Power Sale Agreement). "Steam Block Resources" -means, collectively, more than one (1) Steam Block Resource. Each Steam Block Resource is a Block Resource.

     (70) "System Marginal Cost" - means the incremental energy cost of Southern Dispatch after serving all sales obligations, which costs shall include fuel expense, variable operating and maintenance expense, fuel handling expense, emissions allowance value, and other appropriate energy-related costs, including, but not limited to, energy purchases, as permitted by the IIC and as determined in the Hour immediately prior to the applicable Hour.


     (71) "Term" - means the initial term of this Agreement specified in Section 18.1, as such initial or any additional term may be extended for additional term(s) from time to time pursuant to Section 18.2.

     (72) "Territorial Control Area Services" - means Control Area Services associated with OPC Territorial Load, as determined pursuant to
          Article XI.

     (73) "Territorial Marginal Cost" - means the incremental energy cost of Southern Dispatch after serving all Southern Control Area obligations but prior to serving any sales outside the Southern Control Area, which costs shall include fuel expense, variable operating and maintenance expense, fuel handling expense, emissions allowance value, and other appropriate energy-related costs, including, but not limited to, energy purchases, as permitted by the IIC and as determined in the Hour immediately prior to the applicable Hour.

     (74) "Umbrella Agreement" - means that certain ITSA, Power Sale and Coordination Umbrella Agreement entered into between Georgia Power and Oglethorpe Power as of November 12, 1990. Upon its effectiveness, this Agreement shall be considered a "Packaged Document," as defined in the Umbrella Agreement.

     (75) "Utilization" - means the energy scheduled by Oglethorpe Power from the Pseudo CT Resource in an Hour, including the effect of changes submitted from time to time by Oglethorpe Power or deemed to be scheduled by Oglethorpe Power, all as determined under Article X, as delivered at Level B-1.

     (76) "Week" - means each period of seven (7) Days, commencing at one (1) minute prior to 12:01 a.m. (Birmingham, Alabama prevailing time) of each Monday and ending at one (1) minute after 11:59 p.m. (Birmingham, Alabama prevailing time) of each succeeding Sunday.

     (77) "Year" - means a calendar year, commencing at one (1) minute prior to 12:01 a.m. (Birmingham, Alabama prevailing time) of each January 1 and ending at one (1) minute after 11:59 p.m. (Birmingham, Alabama prevailing time) of each succeeding December 31. "Yearly" - has a meaning correlative to that of Year.

                                    ARTICLE III

                        OPERATING OBLIGATIONS OF THE PARTIES

     3.1 Basic Operation and Maintenance Obligations. Oglethorpe Power and Georgia Power will each maintain sufficient generating capacity resources, including reserves to supply its own and its customers' requirements at all times in the future. Further, Oglethorpe Power and Georgia Power agree to operate and maintain their systems in accordance with the North American Electric Reliability Council Operating Manual (including the NERC-OC Reliability Criteria for Interconnected Systems Operation and the NERC-OC Operating Guides) and SERC Guidelines (collectively, "NERC Guidelines"), as the same may be revised from time to time.

     3.2 Obligations Under Future Standards. (a) If NERC or FERC issues rules, standards or guidelines affecting or otherwise relevant to the Control Area Services offered under this Agreement, Georgia Power and Oglethorpe Power agree to revise or amend the sections of this Agreement pertaining to Control Area Services if and as appropriate in order to comport therewith.
To that end, the Parties agree to use their reasonable best efforts to develop mutually acceptable, specific performance criteria by which to determine, on an objective basis, when such rules, standards or guidelines are violated, such criteria to be incorporated into this Agreement; provided, however, that if Georgia Power reasonably believes that the Parties will fail to reach an agreement on such criteria prior to the end of ninety (90) Days, Georgia Power may, at any time during such negotiations, unilaterally develop and file any changes or revisions to this Agreement that it believes are appropriate and warranted by such rules, standards or guidelines (which filing shall include specific performance criteria by which to determine, on an objective basis, when such rules, standards or guidelines are violated), to be effective ninety (90) Days after Georgia Power provides written notice to Oglethorpe Power of the issuance of the rules, standards or guidelines which it believes are applicable to the Agreement. Oglethorpe Power shall have the right to challenge Georgia Power's proposed changes in accordance with FERC regulations and shall have the right to request that the FERC approve alternative revisions pursuant to FERC regulations. Upon such filing by Georgia Power or Oglethorpe Power, any Party shall have the right to terminate this Agreement upon ninety (90) Days prior written notice to the other Parties, provided, however, that such notice must be given within 15 Days after a final FERC order on such filing.

     (b) Upon notice of termination under Section 3.2(a), the Parties agree to use their reasonable best efforts to negotiate a mutually acceptable successor arrangement to this Agreement (to the extent necessary to recognize and accommodate the interrelated nature of the Parties' transmission systems and control area functions within the state of Georgia); provided, however, that, at any time during such negotiations, Georgia Power may file at the FERC a notice of termination, effective no earlier than 90 Days following the above notice, and a proposed successor arrangement with Oglethorpe Power if Georgia Power reasonably believes that the Parties will fail to reach an agreement on a successor arrangement prior to the end of ninety (90) Days. Oglethorpe Power shall have the right to challenge Georgia Power's proposed successor arrangement in accordance with FERC regulations, shall have the right to request, pursuant to FERC regulations, that the FERC accept an alternative arrangement between Georgia Power and Oglethorpe Power, and shall have the right to enter into a separate arrangement with any other party. However, any election by Oglethorpe Power to enter into an arrangement with a third party shall not affect Georgia Power's right to file a proposed successor agreement with Oglethorpe Power which Georgia Power believes is necessary or appropriate in recognition of and to accommodate the interrelated nature of the

Parties' transmission systems and control area functions within the state of Georgia. At the end of ninety (90) Days following any Party's notice of termination to the other Parties, if the FERC has not issued a final order (a) establishing the terms and conditions of a successor arrangement between Georgia Power and Oglethorpe Power or (b) determining that a successor arrangement between Georgia Power and Oglethorpe Power is not necessary or appropriate, Oglethorpe Power shall, until such final order is issued, (i) purchase Control Area Services, with the exception of Reactive Supply and Voltage Control From Generation Sources Service, from Georgia Power or its agent at the standard rates then in effect under the Open Access Transmission Tariff of Southern Companies; (ii) continue to purchase Energy Imbalance Service (including Back-Up Capacity) in accordance with Article XII of this Agreement; and (iii) continue to self-supply or purchase Reactive Supply and Voltage Control From Generation Sources Service under this Agreement in accordance with Section 11.3. In addition, Oglethorpe Power shall continue to Pseudo Schedule and Dispatch the Pseudo CT Resource in accordance with Article X of this Agreement until such final order is issued. Any amounts collected from Oglethorpe Power under this
Section 3.2(b) shall be subject to adjustment in accordance with the terms of a final FERC order accepting Georgia Power's notice of termination and either (i) establishing the terms and conditions of a successor arrangement between Georgia Power and Oglethorpe Power or (ii) determining that a successor arrangement between Georgia Power and Oglethorpe Power is not necessary or appropriate. For purposes of this Article, a "final order" shall mean a FERC order which is no longer subject to rehearing under the FERC's Rules of Practice and Procedure.

     (c) If the FERC accepts the changes or revisions to this Agreement pursuant to Section 3.2(a), and thereafter Georgia Power reasonably determines, in accordance with Prudent Utility Practice, that Oglethorpe Power has failed to comply with the same, Georgia Power may terminate this Agreement upon ninety (90) Days prior written notice to Oglethorpe Power; provided, however, that the Parties shall, during such 90-day period prior to termination, review both the data relied on to support such notice of termination as well as Oglethorpe Power's performance, and Georgia Power shall rescind such notice if it reasonably determines that the data is in error such that Oglethorpe Power did not fail to adequately meet the specified criteria, or if Georgia Power determines, in its sole discretion, that Oglethorpe Power has adequately remedied its failure to comply with the specified criteria in accordance with Prudent Utility Practice. Upon notice of termination, the Parties agree to use their reasonable best efforts to negotiate a mutually acceptable successor arrangement to this Agreement (to the extent necessary to recognize and accommodate the interrelated nature of the Parties' transmission systems and control area functions within the state of Georgia); provided, however, that at any time during such negotiations, Georgia Power may file at the FERC a notice of termination, effective no earlier than 90 Days following the above notice, and a proposed successor arrangement with Oglethorpe Power if Georgia Power reasonably believes that the Parties will fail to reach an agreement on a successor arrangement prior to the end of ninety (90) Days. Oglethorpe Power shall have no right to challenge Georgia Power's right to seek termination under this Section 3.2(c). However, Oglethorpe Power (1) shall have the right to challenge (i) the validity of the data relied on by Georgia Power to support its notice of termination or (ii) the terms and conditions of Georgia Power's proposed successor arrangement in accordance with FERC regulations, (2) shall have the right to request, pursuant to FERC regulations, that the FERC accept an alternative arrangement between Georgia Power and Oglethorpe Power, and (3) shall have the right to enter into a separate arrangement with any other party. However, any election by Oglethorpe Power to enter into an arrangement with a third party shall not affect Georgia Power's right to file a proposed successor agreement with Oglethorpe Power which Georgia Power believes is necessary or appropriate in recognition of and to accommodate the interrelated nature of the Parties' transmission systems and control area functions within the state of Georgia. At the end of ninety (90) Days following Georgia Power's notice of termination to Oglethorpe Power under this Section 3.2(c), if the FERC has not issued a final order (a) establishing the terms and conditions of a successor arrangement between Georgia Power and Oglethorpe Power or (b) determining that a successor arrangement between Georgia Power and Oglethorpe Power is not necessary or appropriate, Oglethorpe Power shall, until such final order is issued, (i) purchase Control Area Services, subject to (iii) below, from Georgia Power or its agent at the standard rates then in effect under the Open Access Transmission Tariff of Southern Companies; (ii) continue to purchase Energy Imbalance Service (including Back-Up Capacity) in accordance with Article XII of this Agreement; and (iii) if the cause for Georgia Power's notice of termination is not due to Oglethorpe Power's failure to comply with a request for altered reactive dispatch under Section 11.3, continue to self-supply or purchase Reactive Supply and Voltage Control From Generation Sources Service under this Agreement in accordance with Section 11.3. In addition, Oglethorpe Power shall continue to Pseudo Schedule and Dispatch the Pseudo CT Resource in accordance with Article X of this Agreement until such final order is issued. Any amounts collected from Oglethorpe Power under this
Section 3.2(c) shall be subject to adjustment in accordance with the terms of a final FERC order accepting Georgia Power's notice of termination and either (i) establishing the terms and conditions of a successor arrangement between Georgia Power and Oglethorpe Power or (ii) determining that a successor arrangement between Georgia Power and Oglethorpe Power is not necessary or appropriate.

     3.3 System Security and Integrity. The Parties recognize that Georgia Power or its agent must have the ability and means to maintain the safe and reliable operation of the ITS and the surrounding Southern Control Area. To that end, the Parties agree that (a) Georgia Power shall not unduly discriminate against Oglethorpe Power, Southern Companies or any other transmission owners with regard to the redispatch of resources and/or the curtailment of transactions across any constrained interface, including the allocation of redispatch-related costs, if any; and (b) Oglethorpe Power shall participate in the implementation of an appropriate redispatch cost allocation methodology for the Southern Sub-Region of SERC, such agreement to survive this Agreement.

     3.4 Supply Deficiencies. This Section 3.4 shall apply only if Oglethorpe Power has elected, for the current Year, to declare interruptible loads as supplemental operating reserves pursuant to Section 11.6(c) herein. (a) If, at any time during the Term of this Agreement, Georgia Power or its agent determines that it is necessary or appropriate to take action to eliminate a power supply deficiency in the Southern Control Area, and directs Oglethorpe Power to participate in the elimination of such deficiency, Oglethorpe Power agrees to take reasonable corrective measures as appropriate, including, without limitation, load shedding and operations at valves wide open and overpressure, unless Oglethorpe Power reasonably determines that such operation will be detrimental to the reliability of the unit or Oglethorpe Power's system. Oglethorpe Power may sell any energy surpluses resulting from operation at valves wide open and overpressure to Southern Companies at market rates. Load shedding shall be coordinated with Georgia Power and shall be implemented on a pro rata basis, as nearly as practicable, among Oglethorpe Power, Georgia Power and other ITS participants based on each ITS participant's non-coincident peak load ratio, as defined in the Revised ITSA, of the quantities assigned to the ITS (consistent with the IIC allocation procedures for the Southern Control Area on file at the FERC), and shall be subject to the following curtailment priorities: (1) non-firm third-party deliveries and interruptible native load deliveries; and (2) firm load deliveries.

     (b) To the extent action under this Section causes energy surpluses or Regulation Energy Variance, as described in Article XII and Section 11.4, respectively, Georgia Power agrees to waive any Regulation Energy Variance charges, and such Hours shall be excluded from the determination of Commitment Cost under Section 12.4 of this Agreement. In addition, during the period of such curtailment, Georgia Power shall credit Oglethorpe Power for any surplus energy associated with such curtailment at Territorial Marginal Cost in lieu of the credit determined in accordance with Section 12.5. To the extent Oglethorpe Power curtails non-firm third-party sales under this Section, Georgia Power shall credit Oglethorpe Power for such surpluses at the higher of the rates stated in Section 12.5 or the highest price disclosed by Oglethorpe Power, if any, of curtailed non-firm transactions of Oglethorpe Power. Similarly, to the extent Southern curtails non-firm third-party sales under this Section, Oglethorpe Power shall purchase from Georgia Power deficit energy at the higher of the rates stated in Section 12.6 or the highest price disclosed by Georgia Power, if any, of such curtailed non-firm transactions of Southern Companies.

     3.5 Power Flows. Since the systems of Oglethorpe Power, GTC and Georgia Power are now, or may in the future be, directly interconnected with other electric systems, it is recognized that because of the physical and electrical characteristics of the facilities involved, there may be flows of power from Oglethorpe Power to Georgia Power, or vice versa, through other electric systems, or from other electric systems through the electric system of Oglethorpe Power, GTC or Georgia Power. It is likewise recognized that part of any scheduled delivery of power from Oglethorpe Power to Georgia Power, or vice versa, may flow through or be displaced through other electric systems. Oglethorpe Power, GSOC and Georgia Power agree to advise other materially affected electric systems of such flows and scheduled power transfers, to attempt to minimize any resulting burden on such other electric systems, as appropriate, to compensate such other systems for any such resulting burden, and to maintain communication and good relationships with affected interconnected third parties.

     3.6 Survival. The provisions of Sections 3.1 and 3.5 shall survive termination of this Agreement.
                                     ARTICLE IV

                           OPC-CONTROLLABLE-ITS RESOURCES

     4.1 Energy Utilization. For purposes of calculating the Actual Hourly Resource Utilization of each OPC-Controllable-ITS Resource during each Hour of the Term, Oglethorpe Power shall be deemed to have utilized all energy delivered into the ITS by or on behalf of Oglethorpe Power from the generation facility or other resource associated with each such OPC-Controllable-ITS Resource during such Hour, as determined by Oglethorpe Power and verified by Georgia Power or its agent. The amount of such energy utilization shall be measured by Oglethorpe Power and verified by Georgia Power or its agent in megawatt hours
(MWH), at the point of delivery to the ITS.

     4.2 Transmission Responsibility. Oglethorpe Power shall be responsible for making all transmission arrangements for the delivery of energy from OPC-Controllable-ITS Resources and shall bear all costs associated with any and all such transmission.

                                      ARTICLE V

                                   BLOCK RESOURCES

     5.1 Dispatch. Except as provided in this Article V, Oglethorpe Power hereby agrees to commit and schedule energy utilization of the Block Resources in accordance with, and otherwise to abide by and comply with, the provisions of the BPSA.

     5.2 Changes in Schedules. Oglethorpe Power shall provide notice to Georgia Power or its agent at least fifteen (15) minutes prior to the start of each Quarter Hour of the quantity of energy that Oglethorpe Power wishes to schedule from a committed Steam Block Resource or any Peaking Block Resource for such Quarter Hour. Oglethorpe Power may increase or decrease the level of energy at which a Steam Block Resource is to be utilized during such Quarter Hour until fifteen (15) minutes prior to the start of such Quarter Hour. Oglethorpe Power may increase or decrease the level of energy at which a Peaking Block Resource is to be utilized only once in any thirty (30) minute period, and only upon fifteen (15) minutes prior notice to Georgia Power, to be effective at the start of a Quarter Hour.

     5.3 Energy Utilization. For purposes of calculating the Actual Hourly Resource Utilization of each Block Resource during each Hour of the Term, Oglethorpe Power shall be deemed to have utilized during such Hour that amount of energy determined by averaging the four Quarter Hour schedules submitted for that Hour under Section 5.2 above.

     5.4 Emergency Decommitment. If all OPC Off-System Resources have been interrupted pursuant to Section 8.1 and Oglethorpe Power continues to have surplus energy as defined in Article XII, Oglethorpe Power may decommit a Steam Block Resource on 15 minutes prior notice to Georgia Power, effective at the start of any Quarter Hour.

     5.5 Operability of Article. This Article V shall be operable from the Effective Date through the earlier of the date this Agreement terminates or the date, if any, upon which the BPSA expires; provided, however, that the Parties may agree to any other mutually satisfactory date through which this Article shall be operable.

                                      ARTICLE VI

                                    SEPA RESOURCES

     6.1 Dispatch. Oglethorpe Power hereby agrees to commit and schedule energy utilization of the SEPA Resources in accordance with, and otherwise to abide by and comply with, the Oglethorpe Power Corporation Scheduling Contract between Oglethorpe Power and SEPA (Contract No. 89-00-1501-1059), or any successor contract, and any related procedures adopted by Oglethorpe Power and SEPA.

     6.2 Energy Utilization. For purposes of calculating the Actual Hourly Resource Utilization of the SEPA Resources during each Hour of the Term, Oglethorpe Power shall be deemed to have utilized during such Hour that amount of energy scheduled by Oglethorpe Power and delivered by SEPA pursuant to the Oglethorpe Power Corporation Scheduling Contract between Oglethorpe Power and SEPA (Contract No. 89-00-1501-1059), or any successor contract.

     6.3 Operability of Article. This Article VI shall be operable from the Effective Date until the earlier of the termination of this Agreement or the expiration of the Oglethorpe Power Corporation Scheduling Contract between Oglethorpe Power and SEPA (Contract No. 89-00-1501-1059), or any successor contract; provided, however, that the Parties may agree to any other mutually satisfactory date through which this Article shall be operable.

                                    ARTICLE VII

                                 NUCLEAR RESOURCES

     7.1 Delivery of and Payment for Energy. Georgia Power's and Oglethorpe Power's respective rights and obligations concerning the delivery of and payment for energy from the generation facilities associated with each of the Nuclear Resources during any given Hour of the Term shall be as set forth in the respective Joint Ownership Agreements associated with each such Nuclear Resource.

     7.2 Energy Utilization. For purposes of calculating the Actual Hourly Resource Utilization of each Nuclear Resource during each Hour of the Term, Oglethorpe Power shall be deemed to have utilized all energy delivered to Oglethorpe Power from the generation facility associated with each such Nuclear Resource during such Hour, as determined by Georgia Power or its agent and verified by Oglethorpe Power under the Joint Ownership Agreements associated with each such Nuclear Resource. The amount of such energy utilization shall be measured by Georgia Power or its agent in megawatt hours (MWH) at the point of delivery to the ITS.

     7.3 Informational Available Capability and Energy Schedules. (a) Georgia Power or its agent will provide Oglethorpe Power on or before 11:00 a.m. (Birmingham, Alabama prevailing time) of the Friday prior to the commencement of each Week during the Term, for informational purposes under this Agreement only, a schedule of the expected levels of Available Capability and energy of each of the Nuclear Resources during each Hour of each Day of the immediately following Week.

     (b) Georgia Power or its agent shall use good faith efforts to notify Oglethorpe Power, for informational purposes under this Agreement only, of any changes to the Available Capability and energy schedule of the Nuclear Resources for a given Week from time to time during such Week as soon as practicable after Georgia Power learns of any actual or expected unavailability (or reduction of Available Capability or energy) of any Nuclear Resource. Notwithstanding the previous sentence, Georgia Power or its agent, as determined by Georgia Power, shall provide Oglethorpe Power, on or before 11:00 a.m. (Birmingham, Alabama prevailing time) of each Day during the Term, for informational purposes under this Agreement only, notice of any changes to Georgia Power's then-current Available Capability and energy schedule of the Nuclear Resources for the immediately following two (2) Days.

                                     ARTICLE VIII

                             OPC OFF-SYSTEM TRANSACTIONS

     8.1 Coordinate with Georgia Power. Oglethorpe Power hereby agrees to coordinate all OPC Off-System Transactions with Georgia Power or its agent. Oglethorpe Power further agrees that Georgia Power or its agent shall have to take instructions for or concerning any OPC Off-System Transaction only from Oglethorpe Power and that Georgia Power or its agent will ignore instructions for or concerning any such transaction given by or received from any person or entity other than Oglethorpe Power. Oglethorpe Power shall notify the Southern Control Area operator of its desire to interrupt an OPC Off-System Transaction, and the Southern Control Area operator shall interrupt such transaction as soon as practicable, provided that all affected parties and control areas have consented to such interruption.

     8.2 Minimum Scheduling Notice. (a) Any OPC Off-System Transactions shall be coordinated and scheduled with Georgia Power or its agent in a manner consistent with the relevant scheduling provisions of Sections 13.8 and 14.6, as applicable, of the Open Access Transmission Tariff of Southern Companies as they apply to the initiation of or change in transaction schedules.

     (b) Except as set forth in this Article, this Agreement does not impose any restrictions upon the right of Oglethorpe Power to schedule OPC Off-System Transactions.

     8.3 Energy Utilization. For purposes of calculating the Actual Hourly Resource Utilization associated with each OPC Off-System Resource during each Hour of the Term, Oglethorpe Power shall be deemed to have utilized all energy scheduled by Oglethorpe Power during such Hour, in megawatt hours (MWH), as thereafter verified by Georgia Power or its agent.

     8.4 Load Responsibility. For purposes of calculating the OPC Non-Territorial Load for each Hour of the Term, Oglethorpe Power shall have a load responsibility associated with each OPC Off-System Transaction associated with an energy delivery during such Hour. The amount of such load responsibility shall be the amount of energy associated with such OPC Off-System Transaction delivered by or on behalf of Oglethorpe Power, in megawatt hours
(MWH), as finally scheduled by Oglethorpe Power and thereafter verified by Georgia Power or its agent.

     8.5 Oglethorpe Power's Information Obligations. Oglethorpe Power shall provide Georgia Power or its agent information concerning all OPC Off-System Transactions in such detail and upon such frequency as Georgia Power or its agent reasonably requests in order to schedule each such transaction, support system security, support load regulation activities and/or support Georgia Power's or its agent's timely completion of Georgia Power's billing functions under Article XVII. Such information shall include for each such OPC Off-System Transaction, without limiting Georgia Power's or its agent's aforesaid right to reasonably request additional information, all information necessary to implement NERC Policy 3 or its successor, including, but not limited to, NERC tagging procedures therein, unless the FERC rules that NERC Policy 3 or the tagging procedures therein shall not be obligatory. Oglethorpe Power shall not be required to provide Georgia Power or its agent transaction price information unless it is required for billing calculations pursuant to Sections 3.4(b), 11.5(f) or 11.6(f) of this Agreement.

     8.6 Transmission Responsibility. Oglethorpe Power shall be responsible for making all transmission arrangements for any and all OPC Off-System Transactions and shall bear all costs associated with any and all such transmission.

     8.7 Indemnification. Oglethorpe Power shall indemnify and hold Georgia Power and its agent harmless from and against any and all losses, costs, liabilities, damages and expenses (including without limitation attorneys' fees and expenses) of any kind incurred or suffered by Georgia Power or its agent pursuant to, as a result of or in connection with Georgia Power's performance under this Article VIII or the performance or nonperformance of Oglethorpe Power under this Article VIII, except for losses, costs, liabilities, damages and expenses (including without limitation attorneys' fees and expenses) incurred or suffered by Georgia Power or its agent as a direct result of any action of Georgia Power that violates this Article VIII and that is not in accordance with Prudent Utility Practice or as a direct result of Georgia Power's or its agent's willful misconduct.

                                     ARTICLE IX

                            MUTUAL BUY/SELL TRANSACTIONS

     To the extent the Parties wish to engage in buy/sell transactions, other than pursuant to the BPSA, or otherwise sell or purchase capacity or energy from each other, such transactions shall be implemented and governed by separate market-based service agreements to be executed between Oglethorpe Power and Georgia Power or its agent. These buy/sell transactions shall be declared and treated as OPC Off-System Transactions.

                                      ARTICLE X

                                  PSEUDO CT RESOURCE

     10.1 Available Capability Schedule. (a) The provisions of this Article shall be applicable for the Term of this Agreement; provided, however, that the Parties may agree to any other mutually satisfactory date through which this Article shall be operable.

     (b) Georgia Power or its agent shall provide Oglethorpe Power, on or before 11:00 a.m. (Birmingham, Alabama prevailing time) on the Friday prior to the commencement of each Week during the Term, a schedule of the expected Available Capability of the Pseudo CT Resource during each Hour of each Day of the immediately following Week and the expected Maximum Utilization Level thereof ("Available Capability Schedule").

     10.2 Changes to Available Capability Schedule. (a) Georgia Power or its agent shall use good faith efforts to notify Oglethorpe Power as soon as practicable after Georgia Power learns of any actual or expected change in Available Capability of the Pseudo CT Resource; provided, however, that Georgia Power or its agent shall provide Oglethorpe Power, on or before 11:00 a.m. (Birmingham, Alabama prevailing time) of each Day during the Term, notice of any such changes to Georgia Power's then-current Available Capability Schedule for the immediately following two (2) Days.

     (b) Georgia Power may make changes to the Available Capability Schedule and to the associated Maximum Utilization Level at any time Georgia Power reasonably expects the Available Capability of the Pseudo CT Resource to change, or at such time that such Available Capability has changed, for whatever reason, including, without limitation, outages or deratings (as defined by NERC), or transmission constraints (as defined by NERC) affecting the operation of the Pseudo CT Resource.

     10.3 Hourly Utilization Schedule. (a) Oglethorpe Power shall provide Georgia Power or its agent on or before 1:30 p.m. (Birmingham, Alabama prevailing time) on each Day during the Term, a schedule of its anticipated hourly Utilization of the Pseudo CT Resource for each Hour of the immediately following Day ("Utilization Schedule").

     (b) Oglethorpe Power's Utilization Schedule shall at all times be consistent on an Hour by Hour basis with the most recent Available Capability Schedule provided by Georgia Power to Oglethorpe Power. Any Utilization Schedule provided by Oglethorpe Power which is not in compliance with such Available
Capability Schedule shall be deemed ineffective.   Georgia Power shall use
reasonable best efforts to notify Oglethorpe power that such Utilization Schedule has been deemed ineffective as soon as practicable following such event.

     (c) Oglethorpe Power's Utilization of the Pseudo CT Resource must at all times be either zero or the Maximum Utilization Level. To the extent Oglethorpe Power schedules any energy from the Pseudo CT Resource at any level other than zero or such Maximum Utilization Level of the Pseudo CT Resource, it shall be deemed to have scheduled energy at such Maximum Utilization Level.

     10.4 Changes to Utilization Schedule. (a) Oglethorpe Power may, in its discretion, make changes to its Utilization Schedule for a given Day from time to time during such Day, subject to the provisions of this Article. Oglethorpe Power shall use good faith efforts to notify Georgia Power or its agent of such changes as soon as practicable after Oglethorpe Power decides to make such changes.

     (b) Oglethorpe Power shall provide notice to Georgia Power or its agent at least twenty (20) minutes prior to the start of an Hour of the quantity of energy that Oglethorpe Power wishes to schedule from the Pseudo CT Resource during such Hour. Oglethorpe Power may increase or decrease the level of energy at which the Pseudo CT Resource is to be utilized during such Hour only until twenty (20) minutes prior to such Hour. The Utilization Schedule for the Pseudo CT Resource during a given Hour shall become final after twenty (20) minutes prior to the start of the Hour and shall not thereafter be subject to increase or decrease by Oglethorpe Power for that Hour.

     (c) Oglethorpe Power shall be required to make such changes to the Utilization Schedule from time to time during a Day to reflect any changes made by Georgia Power to the Available Capability Schedule of the Pseudo CT Resource for such Day. Oglethorpe Power shall make such changes as soon as practicable after being notified of the actual or expected change in Available Capability; provided, however, that Oglethorpe Power shall make such changes immediately in the case of actual or imminent changes in Available Capability.

     (d) For purposes of calculating the Actual Hourly Resource Utilization of the Pseudo CT Resource during each Hour, Oglethorpe Power shall be deemed to have utilized during such Hour all energy either (i) shown on the final and effective Utilization Schedule during such Hour for the Pseudo CT Resource, or
(ii) deemed to have been scheduled by Oglethorpe Power during such Hour from the Pseudo CT Resource, all in accordance with Sections 10.3, 10.4, or 10.5.

     10.5 Pseudo CT Resource Test Energy. If Plant Hal Wansley Unit No. 5A is required to operate for test purposes at any time, and Oglethorpe Power is notified in advance of the scheduling deadline in Section 10.4(b), then Oglethorpe Power shall be deemed to have scheduled Utilization from the Pseudo CT Resource at a level equal to Oglethorpe Power's undivided ownership interest in the Actual Hourly Facility Generation associated with the Pseudo CT Resource.

     10.6 Pricing of Pseudo Energy Sales and Purchases. (a) Each Hour of the Term, Georgia Power shall compute the amount of the Pseudo Energy associated with the Pseudo CT Resource for that Hour, in megawatt hours (MWH).

     (b) If the amount of the Pseudo Energy associated with the Pseudo CT Resource for an Hour is positive, then Georgia Power shall be deemed to have made a Pseudo Energy Sale to Oglethorpe Power equal to the amount of such Pseudo Energy. Georgia Power shall deliver such energy to Oglethorpe Power from any resources available to it at Level B-1. Oglethorpe Power shall pay to Georgia Power, for such Pseudo Energy Sale, a "Pseudo Resource Energy Charge", in dollars per Month, equal to the product of:

          (1) the sum of the hourly Pseudo Energy Sale(s) associated with the Pseudo CT Resource for such Month, in megawatt hours (MWH); times

          (2) the sum of (i) the product equal to (a) the Pseudo CT Resource Heat Rate, times (b) the Marginal Replacement Fuel Cost in effect for the Pseudo CT Resource at such time, plus (ii) the quotient equal to (a) the most recent 12 Months total actual variable operations and maintenance ("O&M") and fuel handling expenses for the generation facility associated with the Pseudo CT Resource, divided by (b) the net positive generation from such facility over such 12 Month period, as determined pursuant to the Joint Ownership Agreement accounting procedures employed by Georgia Power or its agent at such time and calculated consistent with the FERC account definitions utilized in the then-current IIC for variable O&M and fuel handling expenses (both (i) and (ii) as measured in dollars per megawatt hour ($/MWH)).

     (c) If the amount of the Pseudo Energy associated with the Pseudo CT Resource for an Hour is negative, then Georgia Power shall be deemed to have made a Pseudo Energy Purchase from Oglethorpe Power equal to the absolute value of the amount of such Pseudo Energy. Georgia Power shall provide to Oglethorpe Power, for such Pseudo Energy Purchase, a "Pseudo Resource Energy Credit", in dollars per Month, equal to the product of:

          (1) the sum of the hourly Pseudo Energy Purchase(s) associated with the Pseudo CT Resource for such Month, in megawatt hours (MWH); times

          (2) the sum of (i) the product equal to (a) the Pseudo CT Resource Heat Rate, times (b) the Marginal Replacement Fuel Cost in effect for the Pseudo CT Resource at such time, plus (ii) the quotient equal to (a) the most recent 12 Months total actual variable O&M and fuel handling expenses for the generation facility associated with the Pseudo CT Resource, divided by (b) the net positive generation from such facility over such 12 Month period, as determined pursuant to the Joint Ownership Agreement accounting procedures employed by Georgia Power or its agent at such time and calculated consistent with the FERC account definitions utilized in the then-current IIC for variable O&M and fuel handling expenses (both (i) and (ii) as measured in dollars per megawatt hour ($/MWH)).

                                   ARTICLE XI

                         TERRITORIAL CONTROL AREA SERVICES

     11.1 Availability. (a) Territorial Control Area Services are those services which are necessary (i) to effectuate energy deliveries under this Agreement and (ii) to maintain the integrity of the ITS and the Southern Control Area pursuant to this Agreement. On a Yearly basis, Oglethorpe Power shall elect either (i) to purchase all of the Territorial Control Area Services described in Sections 11.4, 11.5 and 11.6, or (ii) to self-supply all of the Territorial Control Area Services described in Sections 11.4, 11.5
and 11.6 in the manner set forth below.   If Oglethorpe Power does not notify
Georgia Power of its election to purchase Territorial Control Area Services at least 45 Days prior to the start of a given Year, Oglethorpe Power shall be deemed to have elected to self-supply the Territorial Control Area Services described in Sections 11.4, 11.5, and 11.6.

     (b) The Territorial Control Area Services provided under this Article shall be available only under the terms of this Agreement and shall not survive the termination of this Agreement. In addition, the Territorial Control Area Services shall be used solely for the purpose of serving OPC Territorial Load, and shall not be remarketed or resold by Oglethorpe Power or its Affiliates in any form to any entity, provided, however, that Oglethorpe Power may at all times recover the costs of such service from OPC Territorial Load customers.

     11.2 Scheduling, System Control and Dispatch Service. Oglethorpe Power shall purchase from Georgia Power Scheduling, System Control and Dispatch Service to serve OPC Territorial Load. Oglethorpe Power shall pay Georgia Power for Scheduling, System Control and Dispatch Service a charge equal to $0.044960 per kilowatt per month (kW-month) times the OPC Territorial Load coincident with the most recent twelve (12) monthly peak loads within the Southern Control Area. Oglethorpe Power and its Affiliates hereby agree that no Party will oppose or object to the level of the Scheduling, System Control and Dispatch Service rate proposed by Southern Companies in the proceeding in Docket No. OA96-27 or in any subsequent proceeding(s) during the Term of this Agreement, provided that no Party has given notice of termination of this Agreement or, if such notice has been given, provided that no successor arrangement to this Agreement has been effectuated.

     11.3 Reactive Supply and Voltage Control From Generation Sources Service. (a) Oglethorpe Power and GSOC agree that if the Southern Control Area requires additional or altered reactive dispatch, then the Southern Control Area operator shall have the right to call for an altered reactive dispatch from OPC Resources within the Southern Control Area, to the extent such resources are capable of such operation, including, but not limited to, the operation of resources which may have been off-line at the time of such request, without adverse distinction to Oglethorpe Power or GSOC; provided, however, that all generation facilities that become OPC Resources following the date of execution of this Agreement shall be capable of operating continuously at a leading power factor of 0.85. To the extent such requested operation results in additional costs, such costs shall be treated in accordance with the redispatch cost allocation methodology, if any, referenced in Section 3.3. Subject to the provisions of Section 11.3(b) below, Reactive Supply and Voltage Control From Generation Sources Service ("Reactive Service") will be deemed adequately provided by OPC Resources within the Southern Control Area as long as and to the extent that Oglethorpe Power complies with the Southern Control Area operator's calls for altered reactive dispatch. If Georgia Power reasonably determines, in accordance with Prudent Utility Practice, that Oglethorpe Power has failed to comply with the Southern Control Area operator's calls for altered reactive dispatch, Georgia Power shall treat Oglethorpe Power's failure to comply as a failure to meet specific performance criteria under Section 3.2(c) of this Agreement, and may terminate this

Agreement upon ninety (90) Days prior written notice to Oglethorpe Power, in accordance with and subject to the procedures set forth in Section 3.2(c) of this Agreement.

     (b) At such time that the industry develops a methodology for accounting for MVAR utilization, the Parties agree to incorporate such methodology and any resulting fees or charges into this Agreement. Should the Parties fail to agree on the application of such methodology, Georgia Power may file at the FERC to incorporate such changes. Oglethorpe Power and its Affiliates shall have the right to contest the amount of such charge, but may not contest Georgia Power's right to seek recovery of MVAR-related charges if implemented pursuant to Section 11.3(b). Likewise, Georgia Power shall not contest the right of Oglethorpe Power or its Affiliates to seek recovery of appropriate MVAR-related charges, provided, however, that Georgia Power reserves the right to contest the amount of any such charges and/or the appropriateness of recovery from Georgia Power or Southern Companies.

     11.4 Regulation and Frequency Response Service. (a) During the effectiveness of this Agreement, Oglethorpe Power may elect, pursuant to
Section 11.1 (i) to purchase from Georgia Power Regulation and Frequency Response Service for OPC Territorial Load at rates then in effect under the Open Access Transmission Tariff of Southern Companies, (ii) to maintain, subject to the provisions below or any change implemented pursuant to Section 3.2, an adequate Regulation Energy Variance (see Subsection (b) below) and adequate capacity to meet its Regulation and Frequency Response Requirement for OPC Territorial Load ("Regulation Requirement"), or (iii) to purchase short term Regulation Service pursuant to Section 11.7.

     (b) Unless and until a revised test is adopted pursuant to Section 11.4(f), Oglethorpe Power's Regulation Energy Variance shall equal the absolute value of the difference between the Actual Hourly OPC Resources Utilization and the Real-Time OPC Total Load Requirements at

Level B-1, on an integrated hourly basis; provided, however, that the absolute value of the difference between Oglethorpe Power's total metered load and its integrated Real-Time total load is equal to or less than one percent of the total metered load for at least 95 percent of the Hours in the Month, and, provided further, that the absolute value of the difference between (i) the integrated total output of the Joint-Owned Facilities operated by Georgia Power, excluding Plant Hal Wansley Unit No. 5A, as transmitted by Georgia Power to Oglethorpe Power and (ii) the total metered output of such facilities is equal to or less than one (1) percent of the total metered output of such facilities for at least 95 percent of the Hours in the Month. If the absolute value of the difference between Oglethorpe Power's total metered load and Oglethorpe Power's integrated Real-Time total load is greater than one (1) percent of the total metered load for more than five (5) percent of the Hours in the Month, then, in the discretion of Georgia Power, total metered loads may be used in lieu of integrated Real-Time total load for the OPC Total Load Requirements for purposes of the Regulation Energy Variance for that Month. The comparison of total metered load to integrated Real Time total load shall exclude all scheduled loads (i.e., those which do not rely on meters, such as OPC Off-System Transactions). If the absolute value of the difference between (i) the integrated total output of the Joint-Owned Facilities operated by Georgia Power, excluding Plant Hal Wansley Unit No. 5A, as transmitted by Georgia Power to Oglethorpe Power and (ii) the total metered output of such facilities is greater than one (1) percent of the total metered output of such facilities for more than five (5) percent of the Hours in the Month, then such integrated output shall be used in lieu of the Actual Hourly Resource Utilization of such facilities for purposes of the Regulation Energy Variance, Spinning Capabilities (Section 11.5(d)) and Supplemental Capabilities (Section 11.6(d)) for that Month. The comparison of integrated total output to total metered output for Spinning and

Supplemental Capabilities shall only include the Joint-Owned Facilities operated by Georgia Power and deemed Qualifying Resources - Spinning.

     (c) Unless and until a different regulating standard is applied to the Southern Control Area in accordance with Prudent Utility Practice or a revised test is adopted pursuant to Section 11.4(f), Oglethorpe Power's Regulation Requirement shall equal 2.09% of the OPC Territorial Load coincident with the most recent calendar year twelve (12) monthly peak loads of the Southern Control Area.

     (d) An integrated hourly test shall be performed to ensure that Oglethorpe Power's Regulation Energy Variance is less than or equal to Oglethorpe Power's L10, as determined annually in accordance with NERC's prescribed methodology applied to the maximum OPC Territorial Load from the preceding Year. If the integrated hourly test (Oglethorpe Power's Regulation Energy Variance minus Oglethorpe Power's L10) results in a zero or negative value, then Oglethorpe Power shall be deemed to have adequately maintained its Regulation Energy Variance for the Hour. However, if such integrated hourly test results in a positive value, then Oglethorpe Power shall be deemed not to have adequately maintained such Regulation Energy Variance for the Hour, and Oglethorpe Power shall be required to purchase its Regulation Energy Variance from Georgia Power in an amount equal to the difference between its Regulation Energy Variance in such Hour and Oglethorpe Power's L10 at such time. Until such time as the Southern Control Area operator releases Plant Wansley Unit Nos. 1 and 2 and Plant Scherer Unit Nos. 1 and 2 for Automatic Generation Control operation by Oglethorpe Power, Oglethorpe Power's L10 shall be replaced with the Inadvertent Energy Bandwidth in effect for that Hour, as defined in Section 12.2.

     (e) To the extent Oglethorpe Power is required to purchase its Regulation Energy Variance from Georgia Power pursuant to the provisions of Subsection (d) hereto, such requirement shall be purchased from Georgia Power at a rate calculated in accordance with Exhibit C.

     (f) At such time that the Parties determine that it is practical to do so, Georgia Power and Oglethorpe Power shall use reasonable best efforts to negotiate a Real Time regulation performance test, based on applicable performance criteria adopted by NERC, to replace the test described in
Section 11.4(d) above. Unless mutually agreed otherwise, at such time, Oglethorpe Power's Regulation Requirement for Real Time performance shall be zero megawatts (such changes to be implemented concurrently for regulation and operating reserves).

     11.5 Operating Reserve - Spinning Reserve Service. (a) During the effectiveness of this Agreement, Oglethorpe Power may elect, pursuant to
Section 11.1, (i) to purchase from Georgia Power Operating Reserve - Spinning Reserve Service for OPC Territorial Load at rates then in effect under the Open Access Transmission Tariff of Southern Companies, (ii) to maintain, subject to the provisions below or any change implemented pursuant to Section 3.2, spinning operating reserves for OPC Territorial Load, ("Spinning Reserve Requirement"), or (iii) to purchase short term Spinning Reserve Service pursuant to Section 11.7.

     (b) Oglethorpe Power's Spinning Reserve Requirement shall equal 2.09% of the OPC Territorial Load coincident with the 1996 twelve (12) monthly peak loads of the Southern Control Area. The 2.09% value utilized herein shall be updated and revised, if necessary, to comport with changes in the Southern Control Area spinning operating reserve requirements, effectuated in accordance with Prudent Utility Practice, or changes in the resource base for the Southern Control Area (either an increase or decrease in the contingency size).

     (c) Oglethorpe Power shall maintain its Regulation Requirement and Spinning Reserve Requirement in unscheduled but on-line OPC Resources which are qualified to supply Operating Reserve - Spinning Reserve Service ("Spinning Reserve Service"). In order for an OPC Resource to qualify as a "Qualifying Resource - Spinning," it must (i) be located within the Southern Control Area; (ii) be telemetered to the Southern Control Area operator;
(iii) be capable of responding to AGC; (iv) respond to frequency deviations; and (v) be immediately callable by the Southern Control Area operator, by verbal notification to Oglethorpe Power's system operator, to produce energy on a pro rata basis, as nearly as practicable, with the other regulation and spinning operating reserves of the Southern Control Area. For purposes of this Section, Qualifying Resources - Spinning shall initially be limited to Steam Block Resources, Plant Scherer Unit No. 1, Plant Scherer Unit No. 2, Plant Wansley Unit No. 1, Plant Wansley Unit No. 2 and Rocky Mountain (units which are in the generation mode). From time to time during the term of this Agreement, Oglethorpe Power may request that one or more additional OPC Resources be designated and treated as Qualifying Resources - Spinning. The Parties agree to discuss the issue of whether such additional OPC Resources meet the above requirements to be Qualifying Resources - Spinning, as well as the terms and conditions related thereto, at the time of such request. Oglethorpe Power shall not be precluded from submitting Dynamically Scheduled OPC Resources or OPC-Controllable-ITS Resources which are connected to a distribution system for credit as Qualifying Resources - Spinning; provided, however, that in addition to the above requirements, such resources must be callable at the sole discretion of Oglethorpe Power.

     (d) An integrated hourly test shall be performed to ensure that the sum of (i) the on-line Available Capability of the Qualifying Resources - Spinning less the Actual Hourly Resource Utilization for such resources (subject to Section 11.4(b)) and (ii) any Back-Up Capacity purchased by Oglethorpe Power within the Hour pursuant to Section 12.3 (collectively referred to in this Subsection as "Spinning Capabilities") are greater than or equal to Oglethorpe Power's Regulation Requirement and Spinning Reserve Requirement. If the integrated hourly test (Spinning Capabilities minus Oglethorpe Power's Regulation and Spinning Reserve Requirements) results in a zero or positive value, then Oglethorpe Power shall be deemed to have adequately maintained its Regulation and Spinning Reserve Requirements for the Hour. However, if such integrated hourly test results in a negative value, then Oglethorpe Power shall be deemed not to have adequately maintained such requirements for the Hour, and Oglethorpe Power shall be required to purchase its Regulation and Spinning Reserve Requirements from Georgia Power in an amount equal to the difference between Oglethorpe Power's Regulation and Spinning Reserve Requirements and Oglethorpe Power's Spinning Capabilities.

     (e) To the extent Oglethorpe Power is required to purchase its Regulation and Spinning Reserve Requirements from Georgia Power pursuant to the provisions of Subsection (d) hereto, such requirements shall be purchased from Georgia Power at a rate calculated in accordance with Exhibit D.

     (f) If Oglethorpe Power has elected to maintain its Regulation and Spinning Reserve Requirements in accordance with Section 11.1, in any Hour in which the Southern Control Area Operator calls for energy production from Oglethorpe Power's regulation or spinning operating reserves and Oglethorpe Power produces surplus energy in connection with such requested operation of OPC Resources other than Block Resources, Georgia Power shall waive any charges associated with the Regulation Energy Variance in Section 11.4(d) and shall credit Oglethorpe Power for such surplus energy at the higher of 1.1 times the highest off-system transaction price disclosed by Oglethorpe Power, if any, in effect at the time of the call (either a purchase or a sale) or the credit
                                          47
determined in accordance with Section 12.5. In addition, such Hour shall be excluded from the determination of Commitment Cost in Section 12.4. For any such Hour in which Oglethorpe Power incurs any charges associated with the integrated hourly tests performed in accordance with Sections 11.5(d) and 11.6(d), the computation of such charges shall be reduced by an amount commensurate with Oglethorpe Power's surplus energy production, such surplus to be applied first to the test set forth in Section 11.6(d) and second to the test set forth in Section 11.5(d). The foregoing shall in no way restrict Oglethorpe Power's use of the Block Resources, and any surplus energy produced in such Hour shall be first credited to the increased output of OPC Resources other than Block Resources, with any remainder being credited in accordance with Section 12.5.

     For any Hour in which the Southern Control Area operator has called for energy production from Oglethorpe Power's regulation or spinning operating reserves prior to ten (10) minutes before the end of such Hour and Oglethorpe Power does not produce surplus energy, the on-line Available Capability of any OPC Resource not operated by Georgia Power shall be deemed equal to Oglethorpe Power's entitlement to the greater of (i) the integrated hourly output of such resource, or (ii) the minimum output level maintained by the resource between ten (10) minutes following the call and the earlier of the end of the call or the end of each such Hour. The on-line Available Capability of any Georgia Power operated resources shall continue to be determined in accordance with the operating procedures for such resources.
In addition, the rate for deficit energy in excess of the Actual Hourly Resource Utilization of the committed Block Resources less the then current load carrying capability of such Block Resources shall be the higher of 1.1 times the highest off-system transaction price disclosed by Georgia Power, if any, in effect at the time of the call (either a purchase or a sale) or the rate determined in accordance with Section 12.6.

     (g) At such time that the Parties determine that it is practical to do so, Georgia Power and Oglethorpe Power shall use reasonable best efforts to negotiate a Real Time spinning operating reserve performance test to replace the test in Section 11.5(d) above, based on Oglethorpe Power's highest instantaneous load within the Hour (such changes to be implemented concurrently for regulation and operating reserves).

     11.6 Operating Reserve - Supplemental Reserve Service. (a) During the effectiveness of this Agreement, Oglethorpe Power may elect, pursuant to
Section 11.1, (i) to purchase from Georgia Power Operating Reserve - Supplemental Reserve Service for OPC Territorial Load at rates then in effect under the Open Access Transmission Tariff of Southern Companies, (ii) to maintain, subject to the provisions below or any change implemented pursuant to Section 3.2, supplemental operating reserves for OPC Territorial Load ("Supplemental Reserve Requirement"), or (iii) to purchase short term Supplemental Reserve Service pursuant to Section 11.7.

     (b) Oglethorpe Power's Supplemental Reserve Requirement shall equal 2.09% of the OPC Territorial Load coincident with the 1996 twelve (12) monthly peak loads of the Southern Control Area. The 2.09% value utilized herein shall be updated and revised, if necessary, to comport with changes in the Southern Control Area supplemental operating reserve requirements, effectuated in accordance with Prudent Utility Practice, or changes in the resource base for the Southern Control Area (either an increase or decrease in the contingency size).

     (c) Oglethorpe Power shall maintain its Regulation, Spinning and Supplemental Reserve Requirements from unscheduled OPC Resources which are qualified to supply Spinning Reserve Service or Operating Reserve - Supplemental Reserve Service ("Supplemental Reserve Service") and qualifying interruptible load. In order for an OPC Resource to qualify as a "Qualifying Resource -Supplemental," it must (i) be located in the Southern Control Area;
(ii) be telemetered to the

Southern Control Area operator; (iii) be capable of synchronous operation at the output level declared by Oglethorpe Power for Supplemental Reserve Service within ten (10) minutes of initial call by the Southern Control Area operator to the Oglethorpe Power system operator; and (iv) be immediately callable by the Southern Control Area operator, by verbal notification to the Oglethorpe Power system operator, to produce energy on a pro rata basis, as nearly as practicable, with the other supplemental operating reserves of the Southern Control Area. For purposes of this Section, Qualifying Resources - Supplemental shall initially be limited to fifteen (15) percent of the Peaking Block Resources and Rocky Mountain (pumping load, and/or synchronous condensing in the generation direction or off-line units while operating in a mode which permits the declared level of synchronous output within 10 minutes of initial call). From time to time during the term of this Agreement, Oglethorpe Power may request that one or more additional OPC Resources be designated and treated as Qualifying Resources - Supplemental. The Parties shall discuss the issue of whether such additional OPC Resources meet the above requirements to be Qualifying Resources - Supplemental, as well as the terms and conditions related thereto, at the time of such request.
Oglethorpe Power shall not be precluded from submitting Dynamically Scheduled OPC Resources or OPC-Controllable-ITS Resources which are connected to a distribution system for credit as Qualifying Resources - Supplemental; provided, however, that, in addition to the above requirements, such resources must be callable at the sole discretion of Oglethorpe Power. Qualifying interruptible loads must (i) be interruptible within 10 minutes of initial call by the Southern Control Area operator to the Oglethorpe Power system operator, (ii) be callable at the sole discretion of Oglethorpe Power, and (iii) meet NERC guidelines for the treatment of interruptible loads as non-spinning operating reserves. Oglethorpe Power must declare which, if any, interruptible loads shall be included as qualifying interruptible loads at least 45 Days prior to the commencement of each Year, This declaration shall constitute an election for purposes of Section 3.4.

     (d) An integrated hourly test shall be performed to ensure that the sum of (i) the on-line Available Capability of the Qualifying Resources - Spinning less the Actual Hourly Resource Utilization of such resources (subject to Section 11.4(b)), (ii) the Available Capability of Qualifying Resources - Supplemental less the Actual Hourly Resource Utilization of such resources; (iii) the current hourly loads of each qualifying interruptible customer in excess of that customer's firm contract demand; (iv) any Back-Up Capacity purchased by Oglethorpe Power within the Hour under Section 12.3; and (v) any Regulation and Spinning Reserve Requirements purchased by Oglethorpe Power within the Hour pursuant to Section 11.5 (collectively referred to in this Subsection as "Supplemental Capabilities") is greater than or equal to Oglethorpe Power's Regulation Requirement, Spinning Reserve Requirement and Supplemental Reserve Requirement. If the integrated hourly test (Supplemental Capabilities minus Oglethorpe Power's Regulation, Spinning Reserve and Supplemental Reserve Requirements) results in a zero or positive value, then Oglethorpe Power shall be deemed to have adequately maintained its Supplemental Reserve Requirement for the Hour. However, if such integrated hourly test results in a negative value, then Oglethorpe Power shall be deemed not to have adequately maintained such requirement, and Oglethorpe Power shall be required to purchase its Supplemental Reserve Requirement from Georgia Power in an amount equal to the difference between Oglethorpe Power's Regulation, Spinning Reserve and Supplemental Reserve Requirements and Oglethorpe Power's Supplemental Capabilities.

     (e) To the extent Oglethorpe Power is required to purchase its Supplemental Reserve Requirement from Georgia Power pursuant to the provisions of Subsection (d) hereto, such requirement shall be purchased from Georgia Power at a rate calculated in accordance with Exhibit E.

     (f) If Oglethorpe Power has elected to maintain its Supplemental Reserve Requirement in accordance with Section 11.1, in any Hour in which the Southern Control Area Operator calls for energy production from Oglethorpe Power's supplemental operating reserves and Oglethorpe Power produces surplus energy in connection with such requested operation of OPC Resources other than Block Resources, Georgia Power shall waive any charges associated with the Regulation Energy Variance in Section 11.4(d), and shall credit Oglethorpe Power for such surplus energy at the higher of 1.1 times the highest off-system transaction price disclosed by Oglethorpe Power, if any, in effect at the time of the call (either a purchase or a sale) or the credit determined in accordance with Section 12.5. In addition, such Hour shall be excluded from the determination of Commitment Cost in Section 12.4. For any such Hour in which Oglethorpe Power incurs any charge associated with the integrated hourly test performed in accordance with Section 11.6(d), the computation of such charge shall be reduced by an amount commensurate with Oglethorpe Power's surplus energy production, such surplus to be applied to the test set forth in Section 11.6(d). The foregoing shall in no way restrict Oglethorpe Power's use of the Block Resources, and any surplus energy produced in such Hour shall be first credited to the increased output of OPC Resources other than Block Resources, with any remainder being credited in accordance with Section 12.5.

     For any Hour in which the Southern Control Area operator has called for energy production from Oglethorpe Power's supplemental operating reserves prior to ten (10) minutes before the end of such Hour and Oglethorpe Power does not produce surplus energy, the Available Capability of any OPC Resource not operated by Georgia Power shall be deemed equal to Oglethorpe Power's entitlement to the greater of (i) the integrated hourly output of such resource, or (ii) the minimum output level maintained by the resource between ten (10) minutes following the call and the earlier of the end of the call or the end of each such Hour.
 The Available Capability of any Georgia Power operated resources shall continue to be determined in accordance with the operating procedures for such resources. In addition, the rate for deficit energy in excess of the Actual Hourly Resource Utilization of the committed Block Resources less the then current load carrying capability of such Block Resources shall be the higher of 1.1 times the highest off-system transaction price disclosed by Georgia Power, if any, in effect at the time of the call (either a purchase or a sale) or the rate determined in accordance with Section 12.6.

     (g) At such time that the Parties determine that it is practical to do so, Georgia Power and Oglethorpe Power shall use reasonable best efforts to negotiate a Real Time supplemental operating reserve performance test to replace the test in Section 11.6(d) above, based on Oglethorpe Power's highest instantaneous load within the Hour (such changes to be implemented concurrently for regulation and operating reserves).

     11.7 Short-Term Purchase Of Territorial Control Area Services. (a) Oglethorpe Power may purchase short-term Regulation Service in accordance with the terms of Section 11.7(c) and (d) below if (i) Oglethorpe Power's control center computer or communication equipment is inoperable such that Oglethorpe Power cannot reasonably determine its instantaneous load and generation or (ii) one or more of the following generation facilities is unavailable due to an unplanned outage (as defined by NERC): Plant Scherer Unit No. 1, Plant Scherer Unit No. 2, Plant Wansley Unit No. 1 or Plant Wansley Unit No. 2.

     (b) Oglethorpe Power may purchase short-term Spinning and Supplemental Reserve Services in accordance with the terms of Section 11.7(c) and (d) below if any two or more of the Qualifying Resources - Spinning and/or Supplemental (i) are unavailable due to unplanned outages

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


(as defined by NERC), or (ii) in the case of Block Resources, are derated to zero MW load carrying capability, in accordance with the BPSA.

     (c) A short-term purchase under this Section shall commence at midnight following Oglethorpe Power's request; provided, however, that such request shall be made no later than four (4) o'clock p.m. (Birmingham, Alabama time) on the Monday through Friday following a 12-Hour period after such qualifying
event occurs.   A short-term purchase of Regulation Service under this
Section shall end at midnight following (i) the repair of Oglethorpe Power's control center equipment or (ii) a change in operating status of the applicable generating units, such that the qualifying condition no longer exists, subject to the minimum service duration set forth in Section 11.7(d)
below.   A short-term purchase of Spinning and Supplemental Reserve Services under this Section shall end at midnight following a change in operating status of the applicable generating units, such that the qualifying condition no longer exists, subject to the minimum service duration set forth in
Section 11.7(d) below.

     (d) In its request for short-term Regulation Service and/or short-term Spinning and Supplemental Reserve Services, Oglethorpe Power shall identify the event(s) which qualify Oglethorpe Power for such service(s), the service(s) Oglethorpe Power wishes to purchase, and the minimum duration of such service(s), either 30 Days or 120 Days. Oglethorpe Power may purchase Regulation Service separately from Spinning and Supplemental Reserve Services, but must purchase Spinning Reserve Service and Supplemental Reserve
Service together.   The rates for all short term services under this Section
are set forth in Exhibit F.

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

                                    ARTICLE XII

                              ENERGY IMBALANCE SERVICE

     12.1 Energy Imbalance. (a) For each Hour of the Term, Georgia Power shall calculate the Energy Imbalance as the difference between: (i) the Actual Hourly OPC Resources Utilization in the Hour, as measured at or adjusted to Level B-1, less (ii) OPC Total Load Requirements.

     (b) If the Energy Imbalance is positive, then Oglethorpe Power has surplus energy in such Hour and is deemed to have sold energy to Georgia Power in an amount equal to this difference under the terms of Section 12.5 of this Agreement, and Oglethorpe Power may incur Commitment Costs associated with such sale in accordance with Section 12.4 of this Agreement.

     (c) If the Energy Imbalance is negative, then Oglethorpe Power has deficit energy in such Hour and is deemed to have purchased from Georgia Power energy in an amount equal to the absolute value of this difference under the terms of Sections 12.3, 12.4, and 12.6 of this Agreement.

     12.2 Inadvertent Energy Bandwidth. (a) For each Day of the Term, Georgia Power shall calculate the average Energy Imbalance by computing the quotient of: (i) the sum of the absolute values of the Energy Imbalance for each Hour in the Day, divided by (ii) the total number of Hours in the Day.

     (b) If such average Energy Imbalance for a Day is less than or equal to 60 megawatts, then (i) the Inadvertent Energy Bandwidth for surplus energy
(IEBS) for each Hour in the Day shall be 100 Megawatts and (ii) the Inadvertent Energy Bandwidth for deficit energy (IEBD) for each Hour in the Day shall be -100 megawatts.

     (c) If the average Energy Imbalance for a Day is greater than 60 megawatts, then (i) the Inadvertent Energy Bandwidth for surplus energy
(IEBS) for each hour in the Day shall be 60

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

megawatts and (ii) the Inadvertent Energy Bandwidth for deficit energy (IEBD) for each Hour in the Day shall be -60 megawatts.

     (d) Until such time as the Southern Control Area operator releases Plant Wansley Unit Nos. 1 and 2 and Plant Scherer Unit Nos. 1 and 2 for Automatic Generation Control operation by Oglethorpe Power, the 60 megawatt value referenced in (b) and (c) above shall be replaced with 80 megawatts.

     12.3 Back-Up Capacity Charge. If Oglethorpe Power has hourly deficit energy and the absolute value of such deficit is greater than the absolute value of the difference between (i) the sum of the Actual Hourly Resource Utilization of all Block Resources and the Pseudo CT Resource, less (ii) the sum of the then-current load carrying capability of all Block Resources and the Maximum Utilization Level of the CT Resource ("Difference"), then Oglethorpe Power shall pay Georgia Power a Back-Up Capacity Charge equal to the product of: (i) the absolute value of the hourly deficit energy minus the absolute value of the Difference for that Hour, and (ii) the greater of the Critical Period rate for Regulation and Spinning Reserve Requirements (see Exhibit D) and 400 dollars per megawatt hour ($/MWH).

     12.4 Commitment Cost. (a) If Oglethorpe Power has surplus energy during any Hour of the Day that is greater than the IEBS for that Hour, then, unless such Hour is excluded pursuant to Section 3.4(b), 11.5(f) or 11.6(f), Oglethorpe Power shall pay Georgia Power a Commitment Cost equal to the product of: (i) the maximum amount of hourly surplus energy in that Day and
(ii) the Commitment Cost Rate for that Day. The Commitment Cost Rate, in dollars per megawatt day, shall be calculated pursuant to Georgia Power's current practice, as set forth in Exhibit B; provided, however, that any changes to such practices as applied to this Agreement shall be agreed to in advance by the Parties.

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

     (b) If Oglethorpe Power has deficit energy in any Hour of a Day that is less than the IEBD for that Hour, then Oglethorpe Power shall pay a Commitment Cost to Georgia Power for that Day equal to the product of (i) the maximum of the absolute value of the hourly deficit energy in that Day and
(ii) the Commitment Cost Rate for that Day.

     12.5 Credit for Hourly Surplus Energy. In each Hour when Oglethorpe Power has surplus energy, Georgia Power shall credit Oglethorpe Power for this surplus energy an amount equal to the sum of:

     (a)  the product of

          (i) the amount of the hourly surplus energy, up to but not greater than the IEBS for that Hour, times (ii) the Territorial Marginal Cost for that Hour (unless modified by Sections 3.4(b), 11.5(f) or 11.6(f)), and

     (b)  the product of

          (i) the amount of the hourly surplus energy, if any, which is greater than the IEBS for that Hour, times (ii)the lesser of System Marginal Cost for that Hour minus ten dollars per megawatt hour ($/MWH) and Territorial Marginal Cost for that Hour (unless modified by Sections 3.4(b), 11.5(f) or 11.6(f)).

     12.6 Payment for Hourly Deficit Energy. In each Hour when Oglethorpe Power has deficit energy, Oglethorpe Power shall pay Georgia Power for this deficit energy an amount equal to the sum of:

     (a)  the product of

          (i) the amount of the absolute value of the hourly deficit energy, up to but not greater than the absolute value of the IEBD for that Hour, times (ii) the

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

               System Marginal Cost for that Hour (unless modified by Sections 3.4(b), 11.5(f) or 11.6(f)), and

     (b)  the product of

          (i) the amount of the absolute value of the hourly deficit energy, if any, which is greater than the absolute value of the IEBD for that Hour, times (ii) the System Marginal Cost for that Hour plus ten dollars per megawatt hour ($/MWH) (unless modified by Sections 3.4(b), 11.5(f) or 11.6(f)).

                                    ARTICLE XIII

                                OPERATIONAL DEFICIENCY

     13.1 Operational Responsibility. Oglethorpe Power and Georgia Power shall each be responsible for committing sufficient resources, scheduling energy utilization therefrom and maintaining sufficient actual or deemed spinning reserve levels to meet reasonably foreseeable operating contingencies, to accommodate load forecast errors, transmission and generation equipment failures and similar matters and to ensure that its resources as nearly as possible equal its resource requirements on an instantaneous basis.

     13.2 Oglethorpe Power's Real-Time Information Obligations. (a) Oglethorpe Power shall provide Georgia Power or its agent information concerning the output levels of the OPC-Controllable-ITS Resources and the scheduled output of the SEPA Resources on a Real-Time basis, in such detail as Georgia Power or its agent reasonably requests in order to support system security or load regulation activities. Oglethorpe Power shall provide such Real-Time information through a combination of telemetered and estimated values consistent with Prudent Utility Practice. Oglethorpe Power shall not be required to provide Hourly individual unit output levels to Georgia Power or its agent unless it is necessary or appropriate for the above purposes. In addition,

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

Oglethorpe Power shall also provide Georgia Power or its agent revenue metering records, in electronic form if available, of the actual output of the OPC-Controllable-ITS Resources and the delivered output of the SEPA Resources in such detail and upon such frequency as Georgia Power or its agent reasonably requests in order to support, verify and timely complete either or both Oglethorpe Power's calculation of the Actual Hourly Resource Utilization of the OPC-Controllable-ITS Resources under Section 4.1 and Georgia Power's billing functions under Article XVII.

     (b) Oglethorpe Power shall provide Georgia Power or its agent Real-Time information concerning energy usage by Oglethorpe Power as measured at each of Oglethorpe Power's Delivery Points, in such detail as Georgia Power or its agent reasonably requests to support system security or load regulation activities. Oglethorpe Power shall provide such Real-Time information through a combination of telemetered and estimated values in such form as is reasonably suitable to Georgia Power or its agent. In addition, Oglethorpe Power shall provide Georgia Power or its agent revenue metering records, in electronic form, of the actual energy flows at each of the Delivery Points in such detail and upon such frequency as Georgia Power or its agent reasonably requests in order to support, verify and timely complete Georgia Power's calculation of OPC Total Load Requirements and Georgia Power's billing functions under Article XVII.

     13.3 Determination of OPC Operational Deficiency. (a) Oglethorpe Power shall provide Georgia Power or its agent, on a Real-Time basis, (1) the sum of the instantaneous Actual Hourly Resource Utilization of each of the OPC Resources at Level B-1, and (2) Oglethorpe Power's instantaneous values for OPC Total Load Requirements at Level B-1.

     (b) Georgia Power or its agent shall, using the information provided by Oglethorpe Power pursuant to Section 13.3(a), as verified by Georgia Power or its agent, determine if there is an OPC Operational Deficiency, from time to time during the Term on as near an instantaneous basis as

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

practicable given the timing of Oglethorpe Power's provision of such information. An OPC Operational Deficiency is the amount equal to the difference between (1) the sum provided by Oglethorpe Power pursuant to
Section 13.3(a)(1); minus (2) the amount provided by Oglethorpe Power pursuant to Section 13.3(a)(2), if such difference is negative.

     (c) Oglethorpe Power shall provide Georgia Power or its agent the Real-Time information required pursuant to this Article through a combination of telemetered and estimated values in such form consistent with Prudent Utility Practice.

     (d) The existence of an OPC Operational Deficiency is an indicator to the Parties of a circumstance relevant to monitoring system conditions to ensure system security and reliability.

     13.4 Corrective Action to Eliminate an OPC Operational Deficiency. This
Section 13.4 shall apply only if Oglethorpe Power has not elected, for the current Year, to declare interruptible loads as supplemental operating reserves pursuant to Section 11.6(c) herein. (a) If at any time during the Term an OPC Operational Deficiency exists and Georgia Power or its agent determines that it is necessary or appropriate, in accordance with the CSA-IOD Interruption Procedures developed by Georgia Power or its agent, for Oglethorpe Power to take action to eliminate such OPC Operational Deficiency, then Oglethorpe Power, at the direction of Georgia Power or its agent, shall take such action or actions as Oglethorpe Power, in its sole discretion, deems necessary or appropriate (including, without limitation, load shedding) to eliminate such OPC Operational Deficiency.

     (b) Should Georgia Power or its agent have given a direction to Oglethorpe Power to eliminate an OPC Operational Deficiency pursuant to
Section 13.4(a), and if after a reasonable time, in accordance with the CSA-IOD Interruption Procedures developed by Georgia Power or its agent, Oglethorpe Power shall not have eliminated such OPC Operational Deficiency, then Georgia Power or its agent may take such action or actions consistent with Prudent Utility Practice as Georgia

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

Power or its agent deems necessary or appropriate to eliminate the OPC Operational Deficiency, including, without limitation, load shedding and opening any of the interconnections between Georgia Power and Oglethorpe Power.

     (c) Neither Georgia Power nor Oglethorpe Power shall be required to shed load in order to allow the other to maintain an operational deficiency.

     13.5 No Liability; Indemnity. (a) Neither Georgia Power nor its agent shall have any liability to Oglethorpe Power or any other person or entity for any losses, costs, liabilities, damages or expenses (including without limitation attorneys' fees and expenses) of any kind incurred or suffered pursuant to, as a result of, or in connection with any action taken by or at the direction of Georgia Power under this Article XIII, except for losses, costs, liabilities, damages or expenses (including without limitation attorneys' fees and expenses) resulting directly from actions taken by or directions given by Georgia Power that are in violation of this Article XIII and that are not Prudent Utility Practice or resulting directly from willful misconduct of Georgia Power or its agent.

     (b) Oglethorpe Power hereby indemnifies and holds Georgia Power and its agent harmless from and against any and all losses, costs, liabilities, damages and expenses (including without limitation attorneys' fees and expenses) of any kind incurred or suffered by Georgia Power or its agent pursuant to, as a result of or in connection with Oglethorpe Power's performance or nonperformance under Section 13.4, including, but not limited to, any action taken by or at the direction of Georgia Power under Section 13.4, except for losses, costs, liabilities, damages or expenses (including without limitation attorneys' fees and expenses) resulting directly from actions taken by or directions given by Georgia Power that are not Prudent Utility Practice or from willful misconduct of Georgia Power or its agent.

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

     (c) With respect to data and information provided by Oglethorpe Power pursuant to Section 13.3, Oglethorpe Power shall indemnify Georgia Power for any and all damages awarded to a third party by a court of competent jurisdiction in connection with action(s) taken by Georgia Power in reliance on data or information provided by Oglethorpe Power which understates Oglethorpe Power's Operational Deficiency.

                                    ARTICLE XIV

                       NON-TERRITORIAL CONTROL AREA SERVICES

     14.1 Load Within Southern Control Area. (a) Any OPC Non-Territorial Load which is within the Southern Control Area will be provided with Non-Territorial Control Area Services as follows: (i) Scheduling System Control and Dispatch Service, and Reactive Supply and Voltage Control From Generation Sources Service will be made available on terms consistent with the provisions of this Agreement for OPC Territorial Load; and (ii) Regulation and Frequency Response Service and Operating Reserve - Spinning and Supplemental Reserve Services will be made available at the standard rates then in effect under the Open Access Transmission Tariff of Southern Companies.

     (b) Notwithstanding the provisions of Section 14.1(a), to the extent an OPC Non-Territorial Load purchaser inside the Southern Control Area is receiving and paying for Control Area Services for Regulation and Frequency Response Service, Operating Reserve - Spinning Reserve Service and Operating Reserve -Supplemental Reserve Service under the Open Access Transmission Tariff of Southern Companies, Georgia Power's invoice to Oglethorpe Power shall show the charge for such Control Area Services as determined in Section 14.1(a), and shall also reflect a credit for the amounts paid by such purchaser to Southern Companies. In addition, to the extent OPC Non-Territorial Load consists of a sale to an entity and such entity is self-supplying one or more Control

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


Area Services with respect to such sale pursuant to a written agreement between such entity and Georgia Power or its agent, Georgia Power's invoice to Oglethorpe Power shall show the charge for such Control Area Services as determined in Section 14.1(a), and shall also reflect a credit for the value of such Control Area Services self-supplied by such entity, as determined by the rates then in effect under the Open Access Transmission Tariff of Southern Companies.

     14.2 Other Loads. Any OPC Non-Territorial Load which is not within the Southern Control Area will be provided with Non-Territorial Control Area Services as follows: (i) Scheduling, System Control and Dispatch Service will be charged a rate of $.092637 per megawatt hour (MWH); and (ii) Reactive Supply and Voltage Control From Generation Sources Service will be provided in accordance with the provisions of Section 11.3 of this Agreement. Regulation and Frequency Response Service and Operating Reserve - Spinning and Supplemental Reserve Services will not be provided under this Agreement.

                                     ARTICLE XV

                              CONFIDENTIALITY OF DATA

     15.1 Information Obligations; Confidentiality of Data. (a) The Parties agree to make available to each other certain information, as set forth in this Article XV, in fulfillment of their obligations under this Agreement. Except as provided in Sections 15.1(b), 15.1(c) and 15.1(d) below, the following information, when acquired from another Party which is not an Affiliate, shall be treated as confidential, and shall not be disclosed to any third party or Affiliate at any time without the prior written consent of the other Party(ies); provided, however, that nothing in this Article shall restrict any Party's use or disclosure of its own information.

     (b) The Parties shall have no obligation to treat as confidential or otherwise withhold from disclosure to any third party or Affiliate any information that is available through sources in

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


the public domain or becomes available without violating the terms of this Agreement or without the disclosing Party violating any applicable legal requirements through such disclosure. In addition, no Party shall be prohibited from providing to a regulatory authority or court of competent jurisdiction information received pursuant to this Agreement if ordered or otherwise compelled to do so; provided, however, that such Party shall use its reasonable best efforts to notify the other Party(ies) in advance of such disclosure.

     (c) Any aggregate information provided in regulatory reports in accordance with this Article shall include only that information required by the applicable regulatory authority, in only the form required by such regulatory authority.

     (d) Any information not specifically addressed in this Article XV which relates to the services provided under this Agreement, as currently defined or as modified by the terms of this Agreement or by FERC order, shall be provided in the reasonable discretion of the Parties, as determined at the time of request by one Party to the other(s).

     15.2 Information Related To Supply Deficiencies. (a) All megawatt-hour quantities and negotiated market rates associated with sales of surplus energy associated with participation in control area supply deficiencies shall be disclosed to other Parties solely for internal use by those Parties or their agents, and the Party(ies) in receipt of such information shall at no time disclose the same to any third party without the prior written consent of the disclosing Party, such consent not to be unreasonably withheld; provided, however, that no Party shall be required to obtain the consent of any Party to use aggregate megawatt-hour quantities and dollar amounts in financial and regulatory reports.

     (b) Aggregate megawatt-hour quantities (i.e., not per customer, Delivery Point or EMC) associated with load shedding (interruptible and firm load) shall be disclosed after-the-fact to other

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


Parties solely for internal use by those Parties or their agents, and the Party(ies) in receipt of such information shall at no time disclose the same to any third party without the prior written consent of the disclosing Party, such consent not to be unreasonably withheld.

     (c) Transaction-specific data related to load shedding of interruptible third-party load shall be treated consistent with the treatment of OPC Off-System Transaction information, as set forth in Section 15.4 below. Transaction-specific information related to load shedding of interruptible native load and estimated Delivery Point information related to load shedding of firm load shall be disclosed solely to each Party's operations and billing/audit personnel, and the Party(ies) in receipt of such information shall at no time disclose the same to any marketing personnel (including Affiliates) or any third party.

     15.3 Information Related To Block and CT Resources. Block Resource and Pseudo CT Resource information (schedules and prices) shall be disclosed to other Parties solely for internal use by those Parties or their agents, and the Party(ies) in receipt of such information shall at no time disclose the same to any third party without the prior written consent of the disclosing Party, such consent not to be unreasonably withheld; provided, however, that no Party shall be required to obtain the consent of any Party to use aggregate megawatt-hour quantities and dollar amounts in financial and regulatory reports.

     15.4 Information Related To Off-System Transactions. OPC Off-System Transaction specific scheduling information shall be disclosed solely to Georgia Power's or its agent's operations and billing/audit personnel, and Georgia Power and its agent shall at no time disclose the same to any marketing personnel (including Affiliates) or any third party. Transaction specific pricing information related to off-system transactions shall be disclosed solely to the other Party's billing/audit personnel; provided, however, that such information shall be disclosed only to the

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


extent required under Sections 3.4(b), 11.5(f) and 11.6(f) of this Agreement. Megawatt-hour scheduling quantities shall be disclosed, upon request by any one of the Parties, in accordance with the information disclosure requirements set forth in FERC Order Nos. 889 and 889-A (and their successors) and the regulations promulgated thereunder.

     15.5 Information Related To Territorial Control Area Services/Energy Imbalance Service. (a) All Scheduling, System Control and Dispatch Service sales information (quantities and prices) shall be disclosed to other Parties solely for internal use by those Parties or their agents, and the Party(ies) in receipt of such information shall at no time disclose the same to any third party without the prior written consent of the disclosing Party, such consent not to be unreasonably withheld; provided, however, that no Party shall be required to obtain the consent of any Party to use aggregate megawatt-hour quantities and dollar amounts in financial and regulatory reports.

     (b) All sales information related to Reactive Service, Regulation Energy Variance, Spinning Reserve Service and Supplemental Reserve Service (quantities and prices), all information necessary to calculate (i) Oglethorpe Power's L10, (ii) Regulation and Spinning Reserve Requirements,
(iii) Supplemental Reserve Requirements and (iv) the rate adjustment ratios in Exhibits C, D, and E to this Agreement, and all megawatt-hour quantities and resulting rates associated with sales of surplus energy from operating reserves shall be disclosed to other Parties solely for internal use by those Parties or their agents, and the Party(ies) in receipt of such information shall at no time disclose the same to any third party without the prior written consent of the disclosing Party, such consent not to be unreasonably withheld; provided, however, that no Party shall be required to obtain the consent of any Party to use aggregate MVAR quantities, megawatt-hour quantities (i.e., no less than daily and excluding statistical analyses), and dollar amounts in financial and regulatory reports. The information used to determine the quantity of

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

Reactive Service, Regulation Energy Variance, Spinning Reserve Service and Supplemental Reserve Service, to the extent not otherwise provided for under this Article XV, shall be disclosed solely to each Party's operations and billing/audit personnel and to the senior management of each Party in such detail as is reasonably required to clarify billing or performance disputes.

     (c) All Energy Imbalance Service sales information, including Back-Up Capacity, Commitment Cost, Credits for Hourly Surplus Energy and Payments for Hourly Deficit Energy (quantities and prices) shall be disclosed to other Parties solely for internal use by those Parties or their agents, and the Party(ies) in receipt of such information shall at no time disclose the same to any third party without the prior written consent of the disclosing Party, such consent not to be unreasonably withheld; provided, however, that no Party shall be required to obtain the consent of any Party to use aggregate megawatt-hour quantities (i.e., no less than daily and excluding statistical analyses) and dollar amounts in financial and regulatory reports. The information used to determine the quantity of Energy Imbalance, to the extent not otherwise provided for under this Article XV, shall be disclosed solely to each Party's billing/audit personnel and to the senior management of each Party in such detail as is reasonably required to clarify billing or performance disputes.

     15.6 Information Related To Real-Time and Revenue Meter Data. (a) Oglethorpe Power shall disclose facility-specific information related to OPC-Controllable-ITS Resources and SEPA Resources under Sections 4.1, 6.2, and 13.2(a) of this Agreement (to the extent not disclosed pursuant to the Joint Ownership Agreements) solely to Georgia Power's or its agent's operations and billing/audit personnel (operations personnel to receive only Real-Time information and billing/audit personnel to receive Real-Time and revenue meter information), and Georgia Power or its agent shall at no time disclose such information to any marketing personnel (including Affiliates) or any third party; provided, however, Oglethorpe Power's NERC/GADS type information, to the extent

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

and in the form available, shall be disclosed to Georgia Power's or its agent's marketing personnel (but not to third parties) to the extent such information relates to facilities which constitute Qualifying Resources - Spinning or Qualifying Resources - Supplemental under this Agreement.
Neither Georgia Power nor its agent shall be obligated to disclose any information regarding any resources of Georgia Power or its Affiliates (to the extent not disclosed pursuant to the Joint Ownership Agreements); provided, however, that to the extent Oglethorpe Power receives such information through access to computer interfaces with Georgia Power or its agent, Oglethorpe Power shall provide such information solely to its operations personnel and shall not disclose the same to any other personnel (including Affiliates) or any third parties. No Party shall be required to obtain the consent of any Party to use aggregate megawatt-hour quantities (i.e., one hourly number each for OPC-Controllable-ITS Resources and for SEPA Resources) in financial and regulatory reports.

     (b)  Oglethorpe Power shall disclose Delivery Point information under
Section 13.2(b) of this Agreement solely to Georgia Power's or its agent's operations and billing/audit personnel (operations personnel to receive only Real-Time information and billing/audit personnel to receive Real-Time and revenue meter information), and Georgia Power or its agent shall at no time disclose such information to any marketing personnel (including Affiliates) or any third party. Aggregate megawatt-hour quantities (i.e., one hourly total value each for OPC Territorial Load and OPC Non-Territorial Load within the Southern Control Area which is not an OPC Off-System Transaction) shall be disclosed after-the-fact to other Parties solely for internal use by those Parties or their agents, and the Party(ies) in receipt of such information shall at no time disclose the same to any third party without the prior written consent of the disclosing Party, such consent not to be unreasonably withheld; provided, however, that no Party shall be required to obtain the consent of any Party to use

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


aggregate megawatt-hour quantities (i.e., one hourly total value each for OPC Territorial Load and OPC Non-Territorial Load within the Southern Control Area which is not an OPC Off-System Transaction) in financial and regulatory reports.

     (c) The Real-Time generation and load information used to determine Oglethorpe Power's Operational Deficiency under Section 13.3 of this
Agreement shall be disclosed solely to Georgia Power's or its agent's operations and billing/audit personnel and to the senior management of
Georgia Power or its agent in such detail as is reasonably required to clarify billing or performance disputes. Georgia Power or its agent shall at no time disclose such information to any marketing personnel (including
Affiliates) or any third party.   The Real-Time value of Oglethorpe Power's
Operational Deficiency, as determined in Article XIII of this Agreement, shall be disclosed to other Parties solely for internal use by those Parties or their agents, and the Party(ies) in receipt of such information shall at no time disclose the same to any third party without the prior written consent of the disclosing Party, such consent not to be unreasonably withheld.

     15.7 Information Related To Non-Territorial Control Area Services. The hourly total megawatt-hour quantities and dollar amounts associated with sales of Non-Territorial Control Area Services within and outside the Southern Control Area (to the extent such information is not disclosed under other provisions of this Article XV) shall be disclosed to other Parties solely for internal use by those Parties or their agents, and the Party(ies) in receipt of such information shall at no time disclose the same to any third party without the prior written consent of the disclosing Party, such consent not to be unreasonably withheld; provided, however, that no Party shall be required to obtain the consent of any Party to use aggregate megawatt-hour quantities and dollar amounts in financial and regulatory
reports.                               69

                                     ARTICLE XVI

                        IMPLEMENTATION AND ADMINISTRATION FEES

     16.1 CSA Implementation Fee. Oglethorpe Power hereby agrees to reimburse Georgia Power for all reasonable costs incurred by Georgia Power or its agent in connection with implementing this Agreement. Such monthly CSA Implementation Fee shall include costs associated with, without limitation, manpower, manpower overheads, equipment, computer software, and computer time, and other reasonable costs associated with the implementation of this Agreement, with the exception of attorneys' fees. Georgia Power agrees to provide Oglethorpe Power a prior estimate of the scope and cost of any implementation projects, including, but not limited to, the initial implementation of this Agreement, for which the estimated cost exceeds Twenty Thousand Dollars ($20,000).

     16.2 CSA Administration Fee.   Oglethorpe Power hereby agrees to
reimburse Georgia Power for all reasonable costs incurred by Georgia Power or its agent in connection with the administration of this Agreement. Such monthly CSA Administration Fee shall include costs associated with, without limitation, manpower, manpower overheads, equipment, computer software, computer time and other reasonable costs associated with the administration
of this Agreement, with the exception of attorneys' fees.   Georgia Power
agrees to provide Oglethorpe Power a prior estimate of the scope of any administration projects, for which the estimated cost exceeds Five Thousand Dollars ($5,000).

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                                    ARTICLE XVII

                               BILLING AND COLLECTIONS

     17.1 Billing and Payment. (a) As promptly as practicable after the commencement of each Month during the Term, Georgia Power shall send Oglethorpe Power an invoice stating the amounts due from Oglethorpe Power for Territorial Control Area Services (Article XI), Non-Territorial Control Area Services (Article XIV), Energy Imbalance Service (including Back-Up Capacity Charges, Commitment Costs and credits and payments associated with hourly surpluses and deficits, respectively) (Article XII), the Pseudo Resource Energy Charges and Credits (Article X), the Monthly CSA Implementation Fee (Section 16.1) and the Monthly CSA Administration Fee (Section 16.2), together with any other amounts then due by Oglethorpe Power to Georgia Power or (except for amounts covered by Section 17.2) by Georgia Power to Oglethorpe Power pursuant to the provisions of this Agreement. Georgia Power will provide Oglethorpe Power, along with such invoices, all supporting data necessary to compute the above quantities, subject to the confidentiality provisions of Article XV, in electronic form, as it is available to Georgia Power from time to time.

     (b) All such invoices showing a net amount due from Oglethorpe Power to Georgia Power shall be due and payable on or before the tenth (10th) Day after Oglethorpe Power's receipt of such notice. If such tenth (10th) Day after Oglethorpe Power's receipt is not a banking Day, then payment shall be due on the next succeeding banking Day. Oglethorpe Power shall make payment to Georgia Power in accordance with such invoices on or before the date due in immediately available funds through wire transfer of funds or other means acceptable to Georgia Power. If Oglethorpe Power does not make any of the payments referenced above on or before such tenth (10th) Day, then interest shall be added to the overdue payment, from the date such overdue payment

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was due until such overdue payment together with interest is paid, which interest shall accrue in simple interest terms per annum at the Interest Rate defined herein.

     (c) In the event the calculation set forth in Section 17.1(a) shows a net amount due from Georgia Power to Oglethorpe Power, Oglethorpe Power shall send an invoice to Georgia Power in that amount. Such invoice shall be due and payable on or before the tenth (10th) Day after Georgia Power's receipt of such notice. If such tenth (10th) Day after Georgia Power's receipt is not a banking Day, then payment shall be due on the next succeeding banking Day. Georgia Power shall make payment to Oglethorpe Power in accordance with such invoices on or before the date due in immediately available funds through wire transfer of funds or other means acceptable to Oglethorpe Power.
 If Georgia Power does not make any of the payments reflected above on or before such tenth (10th) Day, then interest shall be added to the overdue payment, from the date such overdue payment was due until such overdue payment together with interest is paid, which interest shall accrue in simple interest terms per annum at the Interest Rate defined herein.

     (d) Oglethorpe Power agrees that Georgia Power may render invoices pursuant to Section 17.1(a) stating the aggregate net amount required pursuant to said Section 17.1(a) based wholly or partially upon preliminary data. If Georgia Power elects to render such a preliminary invoice, Georgia Power shall provide for an adjustment in the subsequent Month's invoice reflecting a true-up to actual data of all calculations based upon preliminary data. Any payment required to be made by Oglethorpe Power to Georgia Power or by Georgia Power to Oglethorpe Power to reflect such adjustment shall be made concurrently with the next Month's payment pursuant to Section 17.1(b) or 17.1(c), as appropriate. Neither Oglethorpe Power nor Georgia Power shall owe interest to the other on the amount of any such adjustment calculated under this Section 17.1(d).

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     17.2 Billing Disputes and Final Accounting.  (a) If Oglethorpe Power
questions or contests the amount of any payment claimed by Georgia Power to be due pursuant to this Agreement, Oglethorpe Power may make such payment under protest and thereafter shall be reimbursed by Georgia Power for any amount in error after the settlement of such question or contest, in accordance with this Section 17.2; provided, however, that no disagreement or dispute of any kind between Oglethorpe Power and Georgia Power concerning any matter, including without limitation the amount of any payment due from Oglethorpe Power or the correctness of any charge made by Georgia Power to Oglethorpe Power, shall permit Oglethorpe Power to delay or withhold any payment pursuant to this Agreement.

     (b) In the event that Oglethorpe Power, by timely notice to Georgia Power, questions or contests the correctness of any such charge or credit, Georgia Power shall promptly review the questioned charge or credit and shall notify Oglethorpe Power, within sixty (60) Days following receipt by Georgia Power of such notice from Oglethorpe Power, of the amount of any error and the amount of any payment or reimbursement that Oglethorpe Power is required to make or is entitled to receive in respect of such alleged error. Not later than the tenth (10th) banking Day after receipt by Oglethorpe Power of such notice from Georgia Power as to the amount of any payment that Oglethorpe Power is required to make, Oglethorpe Power shall make payment to Georgia Power in immediately available funds. If Georgia Power is required to make any reimbursement to Oglethorpe Power, Georgia Power shall make such reimbursement not later than the tenth (10th) banking Day after Georgia Power receives an invoice from Oglethorpe Power in the amount of such required reimbursement. Payments and reimbursements made by either Oglethorpe Power or Georgia Power under this Section 17.2(b) shall include interest from the date the original payment was due until the date such payment or reimbursement together with interest is made, which interest

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

shall accrue in simple interest terms per annum at the Interest Rate defined herein. Oglethorpe Power shall have until the 180th Day after receipt of an invoice to question or contest the correctness of any charge or credit made to Oglethorpe Power during such Month pursuant to Section 17.1, after which time the correctness of all such charges and credits shall be conclusively presumed.

     (c)  If Oglethorpe Power disputes Georgia Power's resolution under
Section 17.2(b) of any question or contest by Oglethorpe Power of the correctness of any charge or credit made to Oglethorpe Power pursuant to
Section 17.1, then at Oglethorpe Power's request Georgia Power and Oglethorpe Power agree to use their reasonable best efforts to achieve a mutually acceptable solution to such dispute. In the event that either Georgia Power or Oglethorpe Power believes that any such efforts by Georgia Power and Oglethorpe Power have been or will be unsuccessful, then it may submit such dispute to, for resolution by, the Joint Committee. If the Joint Committee fails to resolve such dispute by the third (3rd) regularly scheduled meeting following the meeting at which Oglethorpe Power or Georgia Power first submitted such dispute to the Joint Committee, then either Oglethorpe Power or Georgia Power may submit such dispute to, for resolution by, the respective Chief Executive Officers of Oglethorpe Power and Georgia Power.
If the Chief Executive Officers fail to resolve such dispute within a reasonable period of time after it is submitted to them, then either Oglethorpe Power or Georgia Power may resort to any remedy, at law or in equity, that may be available therefor. If either Georgia Power or Oglethorpe Power submits such dispute to the Joint Committee, then neither of them shall thereafter have any further obligation to use its reasonable best efforts to achieve a mutually acceptable solution as aforesaid.

     (d) Notwithstanding the foregoing provisions of Section 17.2, if Oglethorpe Power is then in default with respect to any payments required to be made under this Agreement, Georgia

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Power may withhold any reimbursement due Oglethorpe Power under this Section
17.2 up to the amount of the payments in default.

     (e) Georgia Power will provide Oglethorpe Power with such information as is reasonably required by Oglethorpe Power in order to account for payments made pursuant to this Section 17.2 on Oglethorpe Power's books.

     17.3 Availability of Records. (a) Georgia Power will for each Month of the Term, at all times prior to the end of such 180 Day period set forth in
Section 17.2(b), make available to Oglethorpe Power, subject to the confidentiality provisions of Article XV, and Oglethorpe Power may audit, such books and records of Georgia Power as are necessary for Oglethorpe Power to calculate the payments to be made hereunder and thereby to verify the accuracy of the amounts billed to or for Oglethorpe Power pursuant to Section
17.1. No payment made pursuant to the provisions of this Article shall constitute a waiver of any right of Oglethorpe Power under Section 17.2 to question or contest the correctness of any charge or credit by Georgia Power or to dispute Georgia Power's resolution of any such question or contest.

     (b) Oglethorpe Power shall for each Month of the Term, at all times prior to the end of such 180 Day period set forth in Section 17.2(b), make available to Georgia Power, subject to the confidentiality provisions of
Article XV, and Georgia Power may audit, such books and records of Oglethorpe Power as are necessary for Georgia Power to obtain or verify information to calculate or for the calculation of the payments to be made hereunder and thereby to verify the accuracy of the amounts billed to or for Oglethorpe Power during such Month pursuant to Section 17.1. No invoice sent pursuant to the provisions of this Article shall constitute a waiver of any right of Georgia Power under Section 17.2 to question or contest the correctness of any Oglethorpe Power information.

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     (c)  In addition to Section 17.3(b), Oglethorpe Power's metering records shall be available at all times during the Term to authorized agents and employees of the Parties for purposes of this Agreement, subject to the confidentiality provisions of Article XV.

     17.4 Failure to Make Payments. (a) If Oglethorpe Power fails to pay when due the full amounts of any payment(s) required by Section 17.1, then subject to the requirements of Section 17.4(b), Georgia Power may withhold provision of services hereunder to Oglethorpe Power until Oglethorpe Power has paid the full amounts of such overdue payment(s) to Georgia Power (including without limitation interest) as required by Section 17.1.

     (b) Before Georgia Power may withhold provision of service to Oglethorpe Power pursuant to Section 17.4(a), Georgia Power shall give Oglethorpe Power written notice of Oglethorpe Power's delinquency and at least twenty (20) Days advance written notice of Georgia Power's intent to withhold service if Oglethorpe Power's delinquency is not remedied and provided that Georgia Power has filed the written notice of the intended suspension of service with the FERC.

     (c) Georgia Power shall not withhold service from Oglethorpe Power or shall cease withholding service under this Section 17.4 if and when Oglethorpe Power cures the delinquency that gave rise to the notice.

     (d) In addition to the rights granted in Sections 17.2 and 17.3, Georgia Power may take any action, at law or in equity, to enforce this Agreement and to recover any and all unrecovered damages and expenses and other losses, costs and liabilities (including without limitation reasonable attorneys' fees and expenses) incurred or suffered by Georgia Power as a result of or in connection with any default in payment by Oglethorpe Power under this Agreement.

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                                    ARTICLE XVIII

                                  TERM OF AGREEMENT

     18.1 Term. (a) This Agreement shall take effect on the first Day of the first Month after the date this Agreement is accepted for filing and permitted to become effective by the FERC ("Effective Date"). On the Effective Date, this Agreement shall supersede the CSA in its entirety and the CSA shall be irrevocably terminated. If the FERC does not accept this Agreement for filing, the CSA shall remain in effect; provided, however, that Georgia Power shall have the right to file unilaterally any agreement which it reasonably believes is appropriate, which agreement shall become effective, and shall supersede and terminate the CSA in its entirety upon FERC acceptance of such agreement for filing.

     (b) This Agreement shall remain in effect through December 31, 1998, unless otherwise terminated in accordance with the provisions of this Agreement.

     18.2 Extension of the Term. (a) This Agreement shall continue in effect after December 31, 1998 for successive one (1) year terms unless terminated by Georgia Power, Oglethorpe Power or GSOC upon six (6) months prior written notice to the other Parties. No such notice of termination shall be permitted to be submitted to any Party until at least six (6) Months after the Effective Date of this Agreement.

     (b) Notwithstanding the provisions of Sections 3.2 and 18.3, any Party may exercise its right to terminate pursuant to this Section 18.2. If any Party exercises its right to terminate under this Section 18.2, the Parties agree to use their reasonable best efforts to negotiate a mutually acceptable amendment to this Agreement (to the extent necessary to recognize and accommodate the interrelated nature of the Parties' transmission systems and control area functions within the state of Georgia). If the Parties have failed to successfully negotiate an amended Agreement prior to the

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end of two (2) months after notice of termination is provided under Section
18.2(a), Oglethorpe Power or GSOC may request that Georgia Power file a proposed amendment to this Agreement to become effective as soon as possible, but in no event earlier than six (6) months following such notice of termination; provided, however, that Oglethorpe Power or GSOC must fully disclose to Georgia Power at the time of such request all terms and conditions relevant to the services provided under this Agreement of any separate coordination or operating arrangement between Oglethorpe Power, GSOC and any third party, in order to allow Georgia Power to prepare a proposed amendment which it believes is necessary or appropriate, in recognition of and to accommodate the interrelated nature of the Parties' transmission systems and control area functions in the state of Georgia. Georgia Power shall not disclose to third parties the terms and conditions of such separate coordination or operating arrangement; provided, however, that Georgia Power may provide such information to the FERC to the
extent necessary to support its filing.   Georgia Power shall, on or before the
later of 150 days following any Party's notice of termination under Section 18.2(a) or 90 days following Oglethorpe Power's or GSOC's request under this
Section 18.2(b), file a proposed amendment to this Agreement, to become effective as soon as possible, but in no event earlier than six (6) months following any notice of termination under Section 18.2(a), which it believes is necessary or appropriate in recognition of and to accommodate the interrelated nature of the Parties' transmission systems and control area functions within the state of Georgia. Following Georgia Power's filing, Oglethorpe Power and GSOC shall have the right to challenge Georgia Power's proposed amendment in accordance with FERC regulations and shall have the right to request, pursuant to FERC regulations, that the FERC either accept an alternative proposed amendment or determine that this Agreement is no longer necessary or appropriate.

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     If Oglethorpe Power or GSOC has requested that Georgia Power file an amendment to this Agreement to recognize a separate third-party coordination or operating arrangement, and if, at the end of six months following a notice of termination pursuant to Section 18.2(a), the FERC has not issued an order on Georgia Power's filing or Oglethorpe Power has not received the necessary regulatory approvals, if any, for the separate third-party coordination or operating arrangement disclosed to Georgia Power in conjunction with the above request, this Agreement shall remain in effect until (i) Georgia Power's proposed amendment is accepted for filing and otherwise permitted to take effect, or (ii) Oglethorpe Power receives any necessary regulatory approvals in connection with and implements its third-party arrangement, whichever is later. Upon the later of (i) or (ii), the Parties agree to adhere to the terms of any notice of filing or interim FERC order until the FERC issues a final order either establishing the terms and conditions of an amendment to this Agreement or determining that a successor arrangement between Georgia Power and Oglethorpe Power is not necessary or appropriate. Once such final order is issued, any amounts collected from Oglethorpe Power pursuant to this Section 18.2 on and after the effective date of Georgia Power's filing under this Section shall be subject to adjustment in accordance with the terms of such final FERC order.

     If Oglethorpe Power or GSOC has not requested that Georgia Power file an amendment to this Agreement to recognize a separate third-party coordination or operating arrangement, and if, at the end of six months following a notice of termination under Section 18.2(a), the FERC has not issued an order on Georgia Power's filing, this Agreement shall remain in effect until the FERC issues an order accepting Georgia Power's filing and otherwise permitting it to take effect. The Parties agree to adhere to the terms of any notice of filing or interim FERC order until the FERC issues a final order either establishing the terms and conditions of an amendment to this Agreement or determining that a successor arrangement between Georgia Power and Oglethorpe Power is not

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necessary or appropriate.  Once such final order is issued, any amounts collected from Oglethorpe Power pursuant to this Section 18.2 on and after the effective date of Georgia Power's filing under this Section shall be subject to adjustment in accordance with the terms of such final FERC order. For purposes of this Article, a "final FERC order" shall mean a FERC order which is no longer subject to rehearing under the FERC's Rules of Practice and Procedure.

     18.3 FERC Changes; Rights to Terminate. (a) Subject to the provisions of this Section 18.3, either Georgia Power, Oglethorpe Power or GSOC may terminate this Agreement, upon ninety (90) Days written notice to the other Party, following the issuance of a final FERC order (i) rejecting this Agreement, (ii) approving the same in a modified form where a material condition imposed by the FERC is unacceptable to one or more Parties, or otherwise (iii) requiring modification of this Agreement after it becomes effective, where a material condition imposed by the FERC is unacceptable to one or more Parties; provided, however, that no Party shall exercise such right to terminate after ninety (90) Days following the expiration of all periods within which an appeal of such an order could be filed by any person or entity.

     (b) Notwithstanding the provisions of Section 3.2 and 18.2, any Party may exercise its right to terminate this Agreement pursuant to Section 18.3(a). If any Party exercises its right to terminate under Section 18.3(a), the Parties agree to use their reasonable best efforts to negotiate a mutually acceptable successor arrangement to this Agreement (to the extent necessary to recognize and accommodate the interrelated nature of the Parties' transmission systems and control area functions within the state of Georgia); provided, however, that Georgia Power may, at any time during such negotiations, unilaterally file at the FERC a notice of termination, effective no earlier than 90 Days following the above notice, and a proposed successor arrangement with Oglethorpe Power to the extent Georgia Power reasonably believes that the Parties will fail to reach an

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agreement on a successor arrangement prior to the end of ninety (90) Days after notification of termination under this Section 18.3. Oglethorpe Power shall have the right to challenge Georgia Power's proposed successor arrangement in accordance with FERC regulations, shall have the right to request, pursuant to FERC regulations, that the FERC accept an alternative arrangement between Georgia Power and Oglethorpe Power, and shall have the right to enter into a separate arrangement with any other party. However, any election by Oglethorpe Power to enter into an arrangement with a third party shall not affect Georgia Power's right to file a proposed successor agreement with Oglethorpe Power which Georgia Power believes is necessary or appropriate in recognition of and to accommodate the interrelated nature of the Parties' transmission systems and control area functions within the state of Georgia. If the FERC has issued an order as described in Section 18.3(a)(ii) or Section 18.3(a)(iii), and has not issued a final order either (i) establishing the terms and conditions of a successor arrangement between Georgia Power and Oglethorpe Power or (ii) determining that a successor arrangement between Georgia Power and Oglethorpe Power is not necessary or appropriate before the end of ninety (90) Days after any Party's notification of termination to the other Parties, this Agreement shall remain in effect until such order is issued. If the FERC issues an order as described in Section 18.3(a)(i) prior to allowing this Agreement to go into effect, the Coordination Services Agreement dated November 12, 1990 shall remain in effect until a successor arrangement is filed and put into effect in accordance with Section 18.1. If the FERC issues an order as described in
Section 18.3(a)(i) after allowing this Agreement to go into effect, the Parties shall operate pursuant to whatever arrangement or agreement the FERC determines is appropriate until a successor arrangement is filed and put into effect in accordance with this Section 18.3. Any amounts collected from Oglethorpe Power pursuant to this Section 18.3 shall be subject to adjustment in accordance with the terms of a final FERC order accepting Georgia Power's

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notice of termination and either (i) establishing the terms and conditions of a successor arrangement between Georgia Power and Oglethorpe Power or (ii) determining that a successor arrangement between Georgia Power and Oglethorpe Power is not necessary or appropriate.

                                    ARTICLE XIX

                              MISCELLANEOUS PROVISIONS

     19.1 Approvals. (a) Oglethorpe Power, GSOC and Georgia Power commit to use their best efforts to apply for promptly and to pursue diligently any regulatory approvals necessary for the Parties to consummate transactions under and otherwise comply fully with the terms of this Agreement. Oglethorpe Power and GSOC represent that approval by the Rural Utilities Service (or its successor) is not required in order for Oglethorpe Power and GSOC to execute and implement this Agreement. This Section 19.1 is not intended to subject this Agreement to the jurisdiction of any governmental authority that does not have such jurisdiction over this Agreement at the time of execution of this Agreement.

     (b) It is further agreed that Georgia Power, Oglethorpe Power and GSOC will actively support and defend this Agreement against any and all claims which may prevent or delay the consummation of transactions under this Agreement, or otherwise prevent the Parties from complying fully with the terms of this Agreement, including any and all claims raised by any governmental authority.

     19.2 Assignment. (a) Except to the extent provided in Section 19.2(b), (c) and (d), neither Oglethorpe Power, GSOC nor Georgia Power may sell, assign or otherwise transfer any or all of this Agreement or its respective rights, or delegate any or all of its respective obligations, under this Agreement, at any time, without the prior written consent of the other in each instance; provided, however, that Georgia Power may assign this Agreement and its respective rights, and delegate its

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respective obligations, under this Agreement to a generation Affiliate succeeding to substantially all of Georgia Power's interests in substantially all of Georgia Power's intermediate steam and combustion turbine generating facilities, without the consent of Oglethorpe Power and GSOC.

     (b) Notwithstanding the provisions of Section 19.2(a), Georgia Power acknowledges that it is aware of that certain Indenture dated as of March 1, 1997, from Oglethorpe Power to SunTrust Bank, Atlanta, as trustee (together with any successors or assigns in the trust created thereby, the "Trustee") as the same may hereafter be supplemented (the "Indenture"), and hereby consents to the conveyance by Oglethorpe Power to the Trustee, of a security interest in this Agreement as security for obligations of Oglethorpe Power issued or to be issued pursuant to the Indenture; provided, however, that in no event shall the Trustee convey or assign any interest in this Agreement to any other person or entity without the prior written consent of Georgia Power in each instance. As a consequence of the restrictions on assignability and conveyance under this Section, the Trustee, shall have no right to sell or otherwise dispose of any interest in this Agreement upon any Event of Default by Oglethorpe Power, as defined in the Indenture, without the prior written consent of Georgia Power. Georgia Power hereby agrees to accept any funds paid to it under this Agreement on behalf of Oglethorpe Power by any entity as though such funds were paid directly by Oglethorpe Power.

     (c) Notwithstanding the provisions of Section 19.2(a), actions identified herein as being accomplished by Georgia Power may be accomplished either by Georgia Power or by its agent(s), and actions identified herein as being accomplished by Oglethorpe Power may be accomplished either by Oglethorpe Power or its agent(s); provided, however, that the Parties shall assume full and primary responsibility for all actions undertaken by their agents.

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     (d)  Notwithstanding the provisions of Section 19.2(a), the use of GSOC's and GTC's employees to carry out Oglethorpe Power's obligations under this Agreement, and the transfer to GTC and GSOC (as well as the ownership by GTC and GSOC) of equipment necessary for Oglethorpe Power to carry out its obligations under this Agreement, shall not constitute a violation by Oglethorpe Power of the terms of this Agreement. Georgia Power hereby consents to Oglethorpe Power's assignment of those rights, and delegation of those obligations, under the CSA to GSOC as are necessary to perform the system operations services contemplated by Oglethorpe Power's restructuring documents provided to Georgia Power (as supplemented) commencing upon the effective date of such restructuring; provided however, that such assignment and delegation shall not expand or diminish the rights and obligations of Oglethorpe Power under this Agreement.

     19.3 Georgia Power's Agent. Wherever this Agreement requires Oglethorpe Power or GSOC to provide information, schedules, notice or the like to, or to take direction from, Georgia Power or its agent, Oglethorpe Power and GSOC shall provide such information, schedules, notice or the like to, or take direction from, whichever of Georgia Power, its agent or both that Georgia Power may direct from time to time.

     19.4 Cooperation. Georgia Power, Oglethorpe Power and GSOC agree to cooperate with each other as reasonably necessary or appropriate to implement the provisions and carry out the intent of this Agreement.

     19.5 No Partnership. Oglethorpe Power, GSOC and Georgia Power do not intend for this Agreement to, and this Agreement shall not, create any joint venture, partnership, association taxable as a corporation, or other entity for the conduct of any business for profit.

     19.6 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon any respective successors and assigns of Oglethorpe Power, GSOC and Georgia Power.

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

     19.7 No Third Party Benefit. Subject to the provisions of Section 19.2, nothing in this Agreement shall be construed to create any duty, obligation or liability of Georgia Power to any person or entity not a Party to this Agreement. Subject to the provisions of Section 19.2, nothing in this Agreement shall be construed to create any direct rights to or in favor of any person or entity not a Party to this Agreement.

     19.8 No Consequential Damages. (a) Notwithstanding any other provision of this Agreement, Georgia Power shall not be liable to Oglethorpe Power or GSOC for any indirect, incidental or consequential damages arising out of, due to, or in connection with Georgia Power's performance or nonperformance of this Agreement or any of its obligations herein, whether based on contract, tort (including, without limitation, negligence), strict liability, warranty or otherwise.

     (b) Notwithstanding any other provision of this Agreement, Oglethorpe Power and GSOC shall not be liable to Georgia Power for any indirect, incidental or consequential damages arising out of, due to, or in connection with Oglethorpe Power's and GSOC's performance or nonperformance of this Agreement or any of their obligations herein, whether based on contract, tort (including, without limitation, negligence), strict liability, warranty or otherwise; provided; however, that nothing in this Section 19.8 shall limit or otherwise affect Georgia Power's rights under Sections 8.7, 13.5 and 17.4.

     19.9 No Affiliate Liability. Notwithstanding any other provision of this Agreement, no Affiliate of Georgia Power (including without limitation any Affiliate of Georgia Power acting as Georgia Power's agent where Georgia Power's agent is given certain authorities hereunder) shall have any liability whatsoever for any Party's performance, nonperformance or delay in performance under this Agreement. Georgia Power may be liable for its Affiliates' actions, failures to act, representations or omissions, in accordance with Article I.

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     19.10 Disclaimers of Warranty.  (a) GEORGIA POWER, ON BEHALF OF ITSELF,
EACH OF ITS AFFILIATES AND EACH OF THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, AGENTS, SUCCESSORS AND ASSIGNS, HEREBY DISCLAIMS ANY AND ALL EXPRESS, IMPLIED OR STATUTORY WARRANTIES CONCERNING ANY OR ALL OF THE SERVICES OR ENERGY (OR CAPACITY) TO BE SOLD BY GEORGIA POWER HEREUNDER OR CONCERNING ANY INFORMATION FURNISHED BY GEORGIA POWER HEREUNDER, INCLUDING WITHOUT LIMITATION ANY AND ALL WARRANTIES AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AVAILABILITY, QUALITY, QUANTITY OR OTHERWISE.

     (b) OGLETHORPE POWER, ON BEHALF OF ITSELF, EACH OF ITS AFFILIATES AND EACH OF THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, AGENTS, SUCCESSORS AND ASSIGNS, HEREBY DISCLAIMS ANY AND ALL EXPRESS, IMPLIED OR STATUTORY WARRANTIES CONCERNING ANY OR ALL OF THE SERVICES OR ENERGY (OR CAPACITY) TO BE SOLD BY OGLETHORPE POWER HEREUNDER OR CONCERNING ANY INFORMATION FURNISHED BY OGLETHORPE POWER HEREUNDER, INCLUDING WITHOUT LIMITATION ANY AND ALL WARRANTIES AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AVAILABILITY, QUALITY, QUANTITY OR OTHERWISE; PROVIDED, HOWEVER, THAT THIS SECTION 19.10(b) SHALL NOT EXTINGUISH OR IN ANY WAY AFFECT OGLETHORPE POWER'S OBLIGATION TO INDEMNIFY GEORGIA POWER UNDER SECTION 13.5(c).

     19.11 Supply Constancy. Notwithstanding any other provision of this Agreement, Georgia Power does not guarantee or warrant that it shall provide an uninterrupted supply of capacity or energy to Oglethorpe Power under this Agreement. Georgia Power shall not be in breach of this

Agreement by reason of, and shall have no liability whatsoever to Oglethorpe Power for any failure to supply capacity or energy under this Agreement, for any interruption in supply under this Agreement, or for any deficiency in the quality of supply provided under this Agreement; provided however, that the foregoing exculpatory clause shall not apply to any failure that is the direct result of (i) any action of Georgia Power which is not consistent with Prudent Utility Practice or (ii) Georgia Power's willful misconduct.

     19.12 Time of Essence; No Waiver. Time is of the essence in this Agreement. Neither Georgia Power's, Oglethorpe Power's nor GSOC's failure to enforce any provision or provisions of this Agreement shall in any way be construed as a waiver of any such provision or provisions as to any future violation thereof, nor prevent it from enforcing each and every other provision of this Agreement at such time or at any time thereafter. The waiver by either Georgia Power, Oglethorpe Power or GSOC of any right or remedy shall not constitute a waiver of its right to assert said right or remedy, at any time thereafter, or any other rights or remedies available to it at the time of or any time after such waiver.

     19.13 Amendments. Except as otherwise provided in this Agreement, the Parties agree that this Agreement may be amended by and only by a written instrument duly executed by each of Oglethorpe Power, GSOC and Georgia Power, which has received all regulatory approvals necessary for the effectiveness thereof.

     19.14 Superseding Effect. This Agreement satisfies in full the Memorandum of Understanding between the Parties dated March 6, 1997, and supersedes in their entirety both the Memorandum of Understanding and the CSA.

     19.15 Notice. Any notice, request, consent or other communication permitted or required by this Agreement shall be in writing and shall be deemed given on the Day hand-delivered to the officer identified below, or the third (3rd) Day after the same is deposited in the United States Mail, first class postage prepaid, and if given to Georgia Power shall be addressed to:

          Georgia Power Company
          c/o Southern Company Services
          333 Piedmont Avenue, N.E.
          Atlanta, Georgia  30308
          Attention:     Senior Vice President
                         Southern Wholesale Energy

If given to Oglethorpe Power shall be addressed to:
          Oglethorpe Power Corporation
          2100 East Exchange Place
          P.O. Box 1349
          Tucker, Georgia  30085-1349
          Attention:     Senior Vice President - Power Supply

If given to GSOC shall be addressed to:

          Georgia System Operations Corporation
          2100 East Exchange Place
          P.O. Box 2087
          Tucker, Georgia  30085-2087
          Attention:     Chief Operating Officer

unless Georgia Power, Oglethorpe Power or GSOC shall have designated a different officer or address for itself by notice to the other Parties.

     19.16 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     19.17 Article and Section Headings. The descriptive headings of the various Articles, Sections and Parts of this Agreement and the Exhibits hereto have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.

     19.18 Including. Wherever the term "including" is used in this Agreement, such term shall not be construed as limiting the generality of any statement, clause, phrase or term.

     19.19 Governing Law. The validity, interpretation and performance of this Agreement and each of its provisions shall be governed by the laws of the State of Georgia.

     19.20 Section 206 Rights. Unless otherwise provided in this Agreement, Oglethorpe Power shall retain any and all rights it may have under Section 206 of the Federal Power Act.

     IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement under seal in Atlanta, Georgia, as of the date set forth in the introductory paragraph hereof.

                                             GEORGIA POWER COMPANY
ATTEST:



/s/ Cherry C. Hudgins                        By: /s/ Fred D. Williams
-----------------------------                ----------------------
Name:  Cherry C. Hudgins                         Fred D. Williams
Title: Assistant Corporate Secretary             Senior Vice President
                                                 Georgia Power Company


(CORPORATE SEAL)

     IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement under seal in Atlanta, Georgia, as of the date set forth in the introductory paragraph hereof.

                                       OGLETHORPE POWER
                                       CORPORATION (AN ELECTRIC
                                       MEMBERSHIP CORPORATION)

ATTEST:

/s/ Patricia N. Nash                   By: /s/ Clarence D. Mitchell
----------------------------               --------------------------
Name:  Patricia N. Nash                    Clarence D. Mitchell
Title: Secretary                           Senior Vice President
                                           Power Supply



(CORPORATE SEAL)

     IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement under seal in Atlanta, Georgia, as of the date set forth in the introductory paragraph hereof.

                                        GEORGIA SYSTEM OPERATIONS
                                        CORPORATION

ATTEST:



/s/ Patricia N. Nash                    By: /s/ Jerry J. Saacks
----------------------------                ----------------------------
Name:  Patricia N. Nash                     Jerry J. Saacks
Title: Assistant Secretary                  Chief Operating Officer



(CORPORATE SEAL)

                                     Exhibit A

                                  Member Systems:
                            Oglethorpe Power Corporation
                          Georgia Transmission Corporation
                       Georgia System Operations Corporation

Altamaha EMC
Amicalola EMC
Canoochee EMC
Carroll EMC
Central Georgia EMC
Coastal EMC
Cobb EMC
Colquitt EMC
Coweta-Fayette EMC
Excelsior EMC
Flint EMC
Grady EMC
Greystone Power Corp.
Habersham EMC
Hart EMC
Irwin EMC
Jackson EMC
Jefferson EMC
Lamar EMC
Little Ocmulgee EMC
Middle Georgia EMC
Mitchell EMC
Ocmulgee EMC
Oconee EMC
Okefenoke Rural EMC
Pataula EMC
Planters EMC
Rayle EMC
Satilla Rural EMC
Sawnee EMC
Slash Pine EMC
Snapping Shoals EMC
Sumter EMC
Three Notch EMC
Tri-County EMC
Troup EMC
Upson County EMC
Walton EMC
Washington EMC

                                   Exhibit B

                              Commitment Cost Rate


     (a) On Friday of each week of the Term of this Agreement and at other times Georgia Power or its agent deems appropriate, Georgia Power or its agent shall perform unit commitment studies for units under Southern Dispatch for three scenarios extending for a minimum of seven (7) Days. The base case will include all projected Southern Company system load as well as all off-system transactions proposed by the customers and by Southern Companies. The two additional cases will include all items from the base case plus a 400 MW load increase for all Hours in one case and a 400 MW load decrease in all Hours of the other case. Georgia Power or its agent may use reasonable allocations and approximations in performing these studies. For each change case, the commitment cost will be determined as the difference in the total production cost, including start-up costs, between the change case and the base case over the seven (7) succeeding Days less the cost of the 400 MW load increase, or decrease, based on the average of the marginal cost of the respective change case and the base case. If the marginal cost of the 400 MW load exceeds the difference in production cost for either case, the commitment cost for that change case will be deemed to be zero (0). The resulting commitment cost, if any, for the two change cases will be added and this total will be divided by 800 MW and divided by seven (7) days to determine the Commitment Cost Rate. If the Commitment Cost Rate exceeds the Maximum Commitment Cost Rate determined pursuant to paragraph (b) below, the Commitment Cost Rate shall be deemed to be the Maximum Commitment Cost Rate. If the Commitment Cost Rate is less than the Minimum Commitment Cost Rate determined pursuant to paragraph (b) below, the Commitment Cost Rate shall be deemed to be the

Minimum Commitment Cost Rate. If, within the seven (7) Day period used to determine the Commitment Cost Rate, a revised projection of unit commitment would result in a change in the Commitment Cost Rate of ten percent (10%) or more, Georgia Power or its agent will issue a revised Commitment Cost Rate effective for the remainder of the weekly period or until another adjustment pursuant to this sentence is warranted.

     (b) The Maximum Commitment Cost Rate shall be $90/megawatt-Day and the Minimum Commitment Cost Rate shall be $10/megawatt-Day; provided, however, that if either the Maximum Commitment Cost Rate or the Minimum Commitment Cost Rate is utilized for more than ten percent (10%) of the weekly calculations described in paragraph (a) within a single Year, upon written request by any Party to the other Parties, the Parties will discuss adjustments to the Maximum Commitment Cost Rate and the Minimum Commitment Cost Rate.

                                     Exhibit C

                           Regulation Energy Variance Rates

     The following table of rates shall be applicable from the Effective Date until the earlier of December 31, 1997 or the issuance of a "final order" on the Open Access Transmission Tariff of Southern Companies (Docket No. OA96-27-000). On each succeeding January 1 and on each date FERC permits a change to the charge for Regulation and Frequency Response Service contained in the Open Access Transmission Tariff of Southern Companies, the rates shall be adjusted, in accordance with the procedure described herein.

            -----------------------------------------------
               Equivalent Occurrences        Rate ($/MWH)
            -----------------------------------------------
                   1 - 200                    $ 15
            -----------------------------------------------
                 201 - 600                    $ 25
            -----------------------------------------------
                 601 -1200                    $ 45
            -----------------------------------------------
               1201 or more                   $ 70
            -----------------------------------------------


     For each adjustment period, the rates above shall be adjusted by the ratio (expressed to six (6) decimal places) of:

     (a)  the amount, rounded to the nearest whole dollar value, determined by
          (i) the portion of the charge for Regulation and Frequency Response Service in the then current Open Access Transmission Tariff of Southern Companies associated with heat rate degradation, expressed in dollars per kilowatt year to six (6) decimal places ($1.091468 as of August 1, 1997), multiplied by (ii) the OPC Territorial Load coincident with the most recent calendar year twelve (12) monthly peak loads in the Southern Control Area, rounded to the nearest one thousand kilowatts

                                Exhibit C page 1 of 2

          (3,832,000 kW based on 1996 loads at Level B-1), divided by (iii) Oglethorpe Power's L10, based on the maximum OPC Territorial Load for the most recent calendar year, rounded to the nearest whole megawatt (51 MW based on a 1996 peak load of 5249 MW at Level B-1), divided by

     (b) $82,010 (the calculation resulting from the values noted in (a) above), and then rounded to the nearest whole dollar per megawatt hour ($/MWH).

     Equivalent Occurrences during any given Month shall equal the sum of the number of Hours in which Oglethorpe Power incurred a charge for Regulation Energy Variance in the preceding 365 Days that Oglethorpe Power did not purchase short term Regulation Service.

          The Parties may agree to alter the ratios of cost and the durations of hourly occurrences associated with each rate level by mutual agreement for any agreed adjustment period (as described above), provided however, that such agreement does not bind the Parties to apply the revised ratios or the hourly occurrence levels to any subsequent period.

                                Exhibit C page 2 of 2

                                      Exhibit D

                  Regulation and Spinning Reserve Requirements Rates

     The following table of rates shall be applicable from the Effective Date until the earlier of December 31, 1997, or the issuance of a "final order" on the Open Access Transmission Tariff of Southern Companies (Docket No. OA96-27-000). On each succeeding January 1 and on each date FERC permits a change to the charge for Regulation and Frequency Response Service or Operating Reserve - Spinning Reserve Service contained in the Open Access Transmission Tariff of Southern Companies, the rates shall be adjusted, in accordance with the procedure described herein.

            -----------------------------------------------
                                             Rate ($/MWH)
            -----------------------------------------------
                         Off-Peak Hours       $  45
            -----------------------------------------------
                         Critical Hours       $ 446
            -----------------------------------------------
                          On-Peak Hours
                 Equivalent Occurrences
            -----------------------------------------------
                                1 -  40       $  45
            -----------------------------------------------
                               41 - 110       $ 135
            -----------------------------------------------
                              111 - 200       $ 260
            -----------------------------------------------
                            201 or more       $ 446
            -----------------------------------------------


     For each adjustment period, the rates above shall be adjusted by the ratio (expressed to six (6) decimal places) of:

     (a)  the amount, rounded to the nearest whole dollar value, determined by
          (i) the portion of the charge for Regulation and Frequency Response Service in the then current Open Access Transmission Tariff of Southern Companies not associated with heat

                                Exhibit D page 1 of 3
          rate degradation, expressed in dollars per kilowatt year to six (6) decimal places ($1.506741 as of August 1, 1997) multiplied by the OPC Territorial Load coincident with the most recent calendar year twelve
          (12) monthly peak loads in the Southern Control Area, rounded to the nearest one thousand kilowatts (3,832,000 kW based on 1996 loads at Level B-1), plus (ii) the charge for Operating Reserve - Spinning Reserve Service in the then current Open Access Transmission Tariff of Southern Companies expressed in dollars per kilowatt year to six (6) decimal places ($1.800079 as of August 1, 1997) multiplied by the OPC Territorial Load coincident with the 1996 twelve (12) monthly peak loads in the Southern Control Area, rounded to the nearest one thousand kilowatts (3,832,000 kW based on 1996 loads at Level B-1), all divided by (iii) Oglethorpe Power's Regulation Requirement, rounded to the nearest whole megawatt (80 MW based on 1996 loads of 3,832 MW at Level B-1) plus Oglethorpe Power's Spinning Reserve Requirement, rounded to the nearest whole megawatt (80 MW based on 1996 loads of 3,832 MW at Level B-1), divided by

     (b) $79,198 (the calculation resulting from the values noted in (a) above), and then rounded to the nearest whole dollar per megawatt hour ($/MWH).

     Equivalent Occurrences during any given Month shall equal the sum (with any resulting fraction being truncated) of the number of Hours in which Oglethorpe Power incurred a charge for Regulation and Spinning Reserve Requirements in the preceding 365 Days that Oglethorpe Power did not purchase short term Spinning Reserve Service, accumulated in the

                                Exhibit D page 2 of 3
     following manner: (i) Off-Peak Hours divided by 4.5, plus (ii) On-Peak Hours, plus (iii) Critical Hours.

     Critical Hours are the Hours in which the Southern Control Area operator has declared, for other than economic reasons or transmission constraints, that (a) an Alert Level 3 or 4 condition exists or (b) an Alert Level 2 condition exists and the Control Area operator has called for (i) operation of any resource at valves wide open or over pressure, (ii) operation of non-company owned standby generation, (iii) interruption of any contract interruptible load, or (iv) curtailment of any off-system transaction for other than economic reasons or transmission constraints. The Oglethorpe Power system operator shall be notified at the time the Southern Control Area operator implements an event which results in a Critical Hour.

     On-Peak Hours are the Hours defined as on-peak in NERC's Inadvertent Interchange Energy Accounting Practices, which are not Critical Hours.

     Off-Peak Hours are the Hours defined as off-peak in NERC's Inadvertent Interchange Energy Accounting Practices, which are not Critical Hours.

          The Parties may agree to alter the ratios of cost and the durations of hourly occurrences associated with each rate level by mutual agreement for any agreed adjustment period (as described above), provided however, that such agreement does not bind the Parties to apply the revised ratios or the hourly occurrence levels to any subsequent period.

                                Exhibit D page 3 of 3

                                   Exhibit E

                        Supplemental Reserve Requirement Rates

The following table of rates shall be applicable from the Effective Date until the issuance of a "final order" on the Open Access Transmission Tariff of Southern Companies (Docket No. OA96-27-000). On each date FERC permits a change to the charge for Operating Reserve - Supplemental Reserve Service contained in the Open Access Transmission Tariff of Southern Companies, the rates shall be adjusted, in accordance with the procedure described herein.

            -----------------------------------------------
                                        Rate ($/MWH)
            -----------------------------------------------
                    Off-Peak Hours         $ 35
            -----------------------------------------------
                    Critical Hours         $286
            -----------------------------------------------
                     On-Peak Hours
            Equivalent Occurrences
            -----------------------------------------------
                             1- 40         $ 35
            -----------------------------------------------
                            41-110         $ 85
            -----------------------------------------------
                           111-200         $170
            -----------------------------------------------
                       201 or more         $286
            -----------------------------------------------


     For each adjustment period, the rates above shall be adjusted by the ratio (expressed to six (6) decimal places) of:

     (a)  the amount, rounded to the nearest whole dollar value, determined by
          (i) the charge for Operating Reserve -Supplemental Reserve Service in the then current Open Access Transmission Tariff of Southern Companies expressed in dollars per kilowatt year to six (6) decimal places ($1.070156 as of August 1, 1997) multiplied by the OPC Territorial Load coincident with the 1996 twelve (12) monthly peak loads in the

                                Exhibit E page 1 of 3

          Southern Control Area, rounded to the nearest one thousand kilowatts (3,832,000 kW based on 1996 loads at Level B-1), divided by (ii) Oglethorpe Power's Supplemental Reserve Requirement, rounded to the nearest whole megawatt (80 MW based on 1996 loads of 3,832 MW at Level B-1), divided by

     (b) $51,260 (the calculation resulting from the values noted in (a) above), and then rounded to the nearest whole dollar per megawatt hour ($/MWH).

     Equivalent Occurrences during any given Month shall equal the sum (with any resulting fraction being truncated) of the number of Hours in which Oglethorpe Power incurred a charge for Supplemental Reserve Requirements in the preceding 365 Days that Oglethorpe Power did not purchase short term Supplemental Reserve Service, accumulated in the following manner: (i) Off-Peak Hours divided by 4.5, plus (ii) On-Peak Hours, plus (iii) Critical Hours.

     Critical Hours are the Hours in which the Southern Control Area operator has declared, for other than economic reasons or transmission constraints, that (a) an Alert Level 3 or 4 condition exists or (b) an Alert Level 2 condition exists and the Control Area operator has called for (i) operation of any resource at valves wide open or over pressure, (ii) operation of non-company owned standby generation, (iii) interruption of any contract interruptible load, or (iv) curtailment of any off-system transaction for other than economic reasons or

                                Exhibit E page 2 of 3
     transmission constraints. The Oglethorpe Power system operator shall be notified at the time the Southern Control Area operator implements an event which results in a Critical Hour.

     On-Peak Hours are the Hours defined as on-peak in NERC's Inadvertent Interchange Energy Accounting Practices, which are not Critical Hours.

     Off-Peak Hours are the Hours defined as off-peak in NERC's Inadvertent Interchange Energy Accounting Practices, which are not Critical Hours.

          The Parties may agree to alter the ratios of cost and the durations of hourly occurrences associated with each rate level by mutual agreement for any agreed adjustment period (as described above), provided however, that such agreement does not bind the Parties to apply the revised ratios or the hourly occurrence levels to any subsequent period.

                                Exhibit E page 3 of 3

                                      Exhibit F
                        Short Term Control Area Services Rates

-------------------------------------------------------------------------------------
Short Term             30 Days                          120 Days
Control Area           minimum duration                 minimum duration
Services
-------------------------------------------------------------------------------------
Regulation Service     $667 per MW per Day times        $333 per MW per Day
                       current L10                      times current L10
-------------------------------------------------------------------------------------
Spinning Reserve       $1000 per MW per Day             $500 per MW per Day
Service                times current Regulation and     times current Regulation and
                       Spinning Reserve Requirement     Spinning Reserve Requirement
-------------------------------------------------------------------------------------
Supplemental           $667 per MW per Day              $333 per MW per Day
Reserve Service        times current Supplemental       times current Supplemental
                       Reserve Requirement              Reserve Requirement
-------------------------------------------------------------------------------------

The above rate table is applicable through December 31, 1998. On or before October 1 of each Year of the Term after 1997, Georgia Power will update the above rate table, by written notice to Oglethorpe Power, to become effective the following January 1 of each Year of the Term. If any Party provides notice of termination, in accordance with the terms of this Agreement, prior to December 1 of any Year of the Term, the then effective rate schedule for Short Term Control Area Services shall remain effective until the earlier of (i) initialization of Territorial Control Area Services purchases at the rates in the Open Access Transmission Tariff of Southern Companies in accordance with the terms of this Agreement or (ii) a Georgia Power proposed amendment to this Agreement is accepted for filing and otherwise permitted to take effect by the FERC.

                              Exhibit F page 1 of 1